UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-1512

Oppenheimer Capital Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 11/30/2018

Item 1. Schedule of Investments.

CONSOLIDATED

STATEMENT OF INVESTMENTS November 30, 2018 Unaudited

	Shares	Value
Common Stocks—32.7%
Consumer Discretionary—3.0%
Entertainment—0.4%
Live Nation Entertainment, Inc.[1]	191,020	$10,635,994

Hotels, Restaurants & Leisure—0.6%
Choice Hotels International, Inc.	131,860	10,267,938
McDonald’s Corp.	23,060	4,347,041
		14,614,979

Household Durables—0.2%
Mohawk Industries, Inc.[1]	29,870	3,825,152

Interactive Media & Services—0.7%
Alphabet, Inc., Cl. A1	15,356	17,039,785

Media—0.4%
DISH Network Corp., Cl. A1	259,134	8,489,230

Specialty Retail—0.7%
Children’s Place, Inc. (The)	45,590	5,910,287
Lowe’s Cos., Inc.	124,410	11,740,572
		17,650,859

Consumer Staples—2.9%
Beverages—1.3%
Coca-Cola Co. (The)	601,420	30,311,568

Tobacco—1.6%
Altria Group, Inc.	178,185	9,769,883
Philip Morris International, Inc.	337,260	29,183,108
		38,952,991

Energy—2.5%
Energy Equipment & Services—0.3%
Halliburton Co.	90,944	2,858,370
Schlumberger Ltd.	96,086	4,333,479
		7,191,849

Oil, Gas & Consumable Fuels—2.2%
Chevron Corp.	48,658	5,787,382
ConocoPhillips	91,364	6,046,470
EOG Resources, Inc.	33,850	3,497,043
Noble Energy, Inc.	155,498	3,691,523
Occidental Petroleum Corp.	128,843	9,053,798
Pioneer Natural Resources Co.	23,920	3,534,180
TOTAL SA, Sponsored ADR	252,681	14,051,590
Valero Energy Corp.	79,810	6,376,819
		52,038,805

1 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Financials—6.1%
Capital Markets—0.9%
Goldman Sachs Group, Inc. (The)	42,590	$8,121,487
Raymond James Financial, Inc.	54,888	4,376,221
State Street Corp.	105,860	7,729,897
		20,227,605

Commercial Banks—1.9%
BNP Paribas SA	113,700	5,726,448
M&T Bank Corp.	116,330	19,660,933
PNC Financial Services Group, Inc. (The)	46,338	6,291,774
Wells Fargo & Co.	237,410	12,886,615
		44,565,770

Insurance—1.5%
Allstate Corp. (The)	45,034	4,016,582
Chubb Ltd.	212,567	28,428,711
Travelers Cos., Inc. (The)	31,770	4,141,855
		36,587,148

Real Estate Investment Trusts (REITs)—1.7%
Blackstone Mortgage Trust, Inc., Cl. A	726,688	25,506,749
Starwood Property Trust, Inc.	721,702	16,144,473
		41,651,222

Thrifts & Mortgage Finance—0.1%
WSFS Financial Corp.	79,790	3,356,765

Health Care—6.2%
Biotechnology—0.5%
Shire plc, ADR	68,565	12,038,643

Health Care Equipment & Supplies—0.7%
Abbott Laboratories	104,537	7,740,965
Medtronic plc	106,911	10,427,030
		18,167,995

Health Care Providers & Services—2.5%
AMN Healthcare Services, Inc.[1]	66,990	4,267,263
Cigna Corp.	70,621	15,775,319
HCA Healthcare, Inc.	30,432	4,381,904
Premier, Inc., Cl. A1	196,200	7,781,292
Quest Diagnostics, Inc.	63,000	5,579,910
UnitedHealth Group, Inc.	77,540	21,816,654
		59,602,342

Pharmaceuticals—2.5%
Allergan plc	27,700	4,337,820
Johnson & Johnson	86,640	12,727,416
Merck & Co., Inc.	204,810	16,249,625

2 OPPENHEIMER CAPITAL INCOME FUND

	Shares	Value
Pharmaceuticals (Continued)
Mylan NV1	240,760	$8,152,134
Novartis AG, Sponsored ADR	93,801	8,585,605
Roche Holding AG	37,673	9,775,349
		59,827,949

Industrials—4.2%
Aerospace & Defense—2.1%
L3 Technologies, Inc.	40,016	7,334,532
Lockheed Martin Corp.	65,990	19,825,376
Northrop Grumman Corp.	59,168	15,376,580
Raytheon Co.	52,000	9,117,680
		51,654,168

Air Freight & Couriers—0.2%
FedEx Corp.	19,864	4,548,856

Commercial Services & Supplies—0.6%
Republic Services, Inc., Cl. A	179,590	13,889,491

Construction & Engineering—0.2%
Granite Construction, Inc.	73,070	3,699,534

Industrial Conglomerates—0.7%
General Electric Co.[2]	532,510	3,993,825
Honeywell International, Inc.	94,175	13,820,181
		17,814,006

Machinery—0.4%
Stanley Black & Decker, Inc.	77,674	10,163,643

Information Technology—3.7%
Communications Equipment—1.1%
Cisco Systems, Inc.	485,606	23,245,959
CommScope Holding Co., Inc.[1]	205,380	3,717,378
		26,963,337

Semiconductors & Semiconductor Equipment—1.9%
QUALCOMM, Inc.	152,003	8,855,695
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	269,898	10,145,466
Xilinx, Inc.	274,962	25,428,485
		44,429,646

Technology Hardware, Storage & Peripherals—0.7%
Apple, Inc.	99,575	17,782,104

Materials—1.6%
Chemicals—0.5%
Celanese Corp., Cl. A	125,601	12,676,909

3 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Containers & Packaging—1.0%
Packaging Corp. of America	75,145	$7,350,684
Sonoco Products Co.	281,801	16,214,829
		23,565,513

Metals & Mining—0.1%
Steel Dynamics, Inc.	90,150	3,173,280

Telecommunication Services—0.8%
Diversified Telecommunication Services—0.8%
BCE, Inc.	231,430	9,923,719
Verizon Communications, Inc.	150,027	9,046,628
		18,970,347

Utilities—1.7%
Electric Utilities—1.0%
American Electric Power Co., Inc.	204,260	15,879,173
Edison International	89,040	4,925,693
PG&E Corp.[1]	178,780	4,716,216
		25,521,082

Multi-Utilities—0.7%
CMS Energy Corp.	310,026	16,149,254
Total Common Stocks (Cost $854,302,524)		787,777,821

Preferred Stocks—1.5%
Citigroup Capital XIII, 7.75% Cum., Non-Vtg. [US0003M+637][3]	1,133,000	29,854,550
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	1,833	1,846,775
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	4,500	4,513,500
Total Preferred Stocks (Cost $36,592,296)		36,214,825

	Principal Amount
Asset-Backed Securities—10.9%
Auto Loan—4.6%
American Credit Acceptance Receivables Trust:
Series 2015-3, Cl. D, 5.86%, 7/12/22[4]	$955,000	961,599
Series 2017-3, Cl. B, 2.25%, 1/11/21[4]	266,934	266,644
Series 2017-4, Cl. B, 2.61%, 5/10/21[4]	477,000	475,773
Series 2017-4, Cl. C, 2.94%, 1/10/24[4]	1,351,000	1,344,527
Series 2017-4, Cl. D, 3.57%, 1/10/24[4]	1,952,000	1,932,505
Series 2018-2, Cl. B, 3.46%, 8/10/22[4]	1,860,000	1,859,341
Series 2018-2, Cl. C, 3.70%, 7/10/24[4]	1,835,000	1,833,739
Series 2018-3, Cl. B, 3.49%, 6/13/22[4]	545,000	544,773
AmeriCredit Automobile Receivables Trust:
Series 2017-2, Cl. D, 3.42%, 4/18/23	2,065,000	2,055,970
Series 2017-4, Cl. D, 3.08%, 12/18/23	1,355,000	1,328,455
Series 2018-3, Cl. C, 3.74%, 10/18/24	1,790,000	1,796,921
Cabela’s Credit Card Master Note Trust, Series 2015-2, Cl. A2, 2.977% [US0001M+67], 7/17/23[3]	3,170,000	3,191,223

4 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Auto Loan (Continued)
Capital Auto Receivables Asset Trust:
Series 2017-1, Cl. D, 3.15%, 2/20/25[4]	$275,000	$272,322
Series 2018-2, Cl. B, 3.48%, 10/20/23[4]	850,000	851,758
Series 2018-2, Cl. C, 3.69%, 12/20/23[4]	815,000	817,058
CarMax Auto Owner Trust:
Series 2015-2, Cl. D, 3.04%, 11/15/21	655,000	653,453
Series 2015-3, Cl. D, 3.27%, 3/15/22	1,975,000	1,970,710
Series 2016-1, Cl. D, 3.11%, 8/15/22	1,300,000	1,294,074
Series 2017-1, Cl. D, 3.43%, 7/17/23	1,565,000	1,555,039
Series 2017-4, Cl. D, 3.30%, 5/15/24	705,000	695,736
Series 2018-1, Cl. D, 3.37%, 7/15/24	515,000	507,010
Series 2018-4, Cl. C, 3.85%, 7/15/24	615,000	619,175
CIG Auto Receivables Trust, Series 2017-1A, Cl. A, 2.71%, 5/15/23[4]	442,886	439,967
CPS Auto Receivables Trust:
Series 2017-C, Cl. A, 1.78%, 9/15/20[4]	107,674	107,482
Series 2017-C, Cl. B, 2.30%, 7/15/21[4]	685,000	681,291
Series 2017-D, Cl. B, 2.43%, 1/18/22[4]	1,180,000	1,169,420
Series 2018-A, Cl. B, 2.77%, 4/18/22[4]	975,000	965,807
Series 2018-B, Cl. B, 3.23%, 7/15/22[4]	1,090,000	1,085,983
CPS Auto Trust, Series 2017-A, Cl. B, 2.68%, 5/17/21[4]	210,000	209,482
Credit Acceptance Auto Loan Trust:
Series 2017-3A, Cl. C, 3.48%, 10/15/26[4]	1,415,000	1,396,993
Series 2018-1A, Cl. B, 3.60%, 4/15/27[4]	920,000	914,708
Series 2018-1A, Cl. C, 3.77%, 6/15/27[4]	1,305,000	1,295,152
Series 2018-2A, Cl. C, 4.16%, 9/15/27[4]	770,000	773,135
Series 2018-3A, Cl. C, 4.04%, 12/15/27[4]	1,485,000	1,483,792
Drive Auto Receivables Trust:
Series 2015-BA, Cl. D, 3.84%, 7/15/21[4]	87,741	87,921
Series 2016-CA, Cl. D, 4.18%, 3/15/24[4]	1,070,000	1,074,573
Series 2017-1, Cl. D, 3.84%, 3/15/23	1,560,000	1,561,150
Series 2017-3, Cl. C, 2.80%, 7/15/22	785,000	781,977
Series 2017-BA, Cl. D, 3.72%, 10/17/22[4]	1,525,000	1,528,919
Series 2018-1, Cl. D, 3.81%, 5/15/24	1,190,000	1,186,748
Series 2018-2, Cl. D, 4.14%, 8/15/24	2,160,000	2,151,870
Series 2018-3, Cl. C, 3.72%, 9/16/24	820,000	821,672
Series 2018-3, Cl. D, 4.30%, 9/16/24	1,420,000	1,429,655
Series 2018-4, Cl. B, 3.36%, 10/17/22	910,000	908,936
Series 2018-5, Cl. C, 3.99%, 1/15/25	1,430,000	1,431,524
DT Auto Owner Trust:
Series 2016-4A, Cl. E, 6.49%, 9/15/23[4]	495,000	506,833
Series 2017-1A, Cl. D, 3.55%, 11/15/22[4]	1,060,000	1,059,540
Series 2017-1A, Cl. E, 5.79%, 2/15/24[4]	1,650,000	1,679,639
Series 2017-2A, Cl. D, 3.89%, 1/15/23[4]	1,165,000	1,167,553
Series 2017-3A, Cl. D, 3.58%, 5/15/23[4]	495,000	493,304
Series 2017-3A, Cl. E, 5.60%, 8/15/24[4]	1,015,000	1,033,423
Series 2017-4A, Cl. C, 2.86%, 7/17/23[4]	285,000	283,931
Series 2017-4A, Cl. D, 3.47%, 7/17/23[4]	1,675,000	1,665,014
Series 2017-4A, Cl. E, 5.15%, 11/15/24[4]	990,000	995,586
Series 2018-1A, Cl. B, 3.04%, 1/18/22[4]	1,055,000	1,052,801

5 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Auto Loan (Continued)
DT Auto Owner Trust: (Continued)
Series 2018-2A, Cl. B, 3.43%, 5/16/22[4]	$555,000	$554,278
Series 2018-3A, Cl. B, 3.56%, 9/15/22[4]	1,810,000	1,812,808
Series 2018-3A, Cl. C, 3.79%, 7/15/24[4]	715,000	717,945
Exeter Automobile Receivables Trust:
Series 2018-1A, Cl. B, 2.75%, 4/15/22[4]	1,065,000	1,060,119
Series 2018-4A, Cl. B, 3.64%, 11/15/22[4]	1,495,000	1,497,924
Flagship Credit Auto Trust, Series 2016-1, Cl. C, 6.22%, 6/15/22[4]	2,410,000	2,487,865
GLS Auto Receivables Trust:
Series 2018-1A, Cl. A, 2.82%, 7/15/22[4]	1,768,860	1,760,943
Series 2018-3A, Cl. A, 3.35%, 8/15/22[4]	870,419	869,923
GM Financial Automobile Leasing Trust:
Series 2017-3, Cl. C, 2.73%, 9/20/21	795,000	786,520
Series 2018-2, Cl. C, 3.50%, 4/20/22	965,000	963,552
GMF Floorplan Owner Revolving Trust:
Series 2018-3, Cl. B, 3.49%, 9/15/22[4]	1,685,000	1,688,685
Series 2018-3, Cl. C, 3.68%, 9/15/22[4]	1,430,000	1,433,018
Series 2018-4, Cl. B, 3.68%, 9/15/23[4]	1,430,000	1,435,856
Series 2018-4, Cl. C, 3.88%, 9/15/23[4]	1,785,000	1,792,502
Navistar Financial Dealer Note Master Owner Trust II:
Series 2017-1, Cl. C, 3.865% [US0001M+155], 6/27/22[3,4]	400,000	401,136
Series 2017-1, Cl. D, 4.615% [US0001M+230], 6/27/22[3,4]	465,000	465,513
Series 2018-1, Cl. A, 2.945% [US0001M+63], 9/25/23[3,4]	775,000	775,038
Series 2018-1, Cl. B, 3.115% [US0001M+80], 9/25/23[3,4]	905,000	906,173
Santander Drive Auto Receivables Trust:
Series 2016-2, Cl. D, 3.39%, 4/15/22	2,195,000	2,190,573
Series 2017-1, Cl. D, 3.17%, 4/17/23	1,085,000	1,079,522
Series 2017-1, Cl. E, 5.05%, 7/15/24[4]	2,735,000	2,790,636
Series 2017-2, Cl. D, 3.49%, 7/17/23	390,000	388,015
Series 2017-3, Cl. D, 3.20%, 11/15/23	1,900,000	1,878,087
Series 2018-1, Cl. D, 3.32%, 3/15/24	760,000	748,235
Series 2018-2, Cl. D, 3.88%, 2/15/24	1,165,000	1,164,971
Series 2018-3, Cl. C, 3.51%, 8/15/23	2,950,000	2,945,881
Series 2018-4, Cl. C, 3.56%, 7/15/24	2,030,000	2,030,168
Series 2018-5, Cl. C, 3.81%, 12/16/24	1,520,000	1,525,079
Santander Retail Auto Lease Trust, Series 2017-A, Cl. C, 2.96%, 11/21/22[4]	1,275,000	1,261,211
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[4]	1,075,000	1,071,067
United Auto Credit Securitization Trust, Series 2018-1, Cl. C, 3.05%, 9/10/21[4]	1,925,000	1,915,405
Veros Automobile Receivables Trust, Series 2017-1, Cl. A, 2.84%, 4/17/23[4]	376,004	374,862
Westlake Automobile Receivables Trust:
Series 2016-1A, Cl. E, 6.52%, 6/15/22[4]	1,760,000	1,778,582
Series 2017-2A, Cl. E, 4.63%, 7/15/24[4]	2,090,000	2,096,792
Series 2018-1A, Cl. C, 2.92%, 5/15/23[4]	1,100,000	1,087,246
Series 2018-1A, Cl. D, 3.41%, 5/15/23[4]	2,275,000	2,245,429

6 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Auto Loan (Continued)
Westlake Automobile Receivables Trust: (Continued)
Series 2018-3A, Cl. B, 3.32%, 10/16/23[4]	$1,019,000	$1,017,835
		111,252,980

Credit Card—1.9%
Cabela’s Credit Card Master Note Trust:
Series 2015-1A, Cl. A2, 2.847% [US0001M+54], 3/15/23[3]	3,035,000	3,042,086
Series 2015-2, Cl. A1, 2.25%, 7/17/23	3,805,000	3,752,098
Series 2016-1, Cl. A1, 1.78%, 6/15/22	4,060,000	4,033,272
Series 2016-1, Cl. A2, 3.157% [US0001M+85], 6/15/22[3]	1,745,000	1,751,839
Evergreen Credit Card Trust, Series 2018-2, Cl. A, 2.657% [US0001M+35], 7/15/22[3,4]	2,755,000	2,756,833
GE Capital Credit Card Master Note Trust:
Series 2012-7, Cl. A, 1.76%, 9/15/22	1,385,000	1,371,058
Series 2012-7, Cl. B, 2.21%, 9/15/22	1,235,000	1,225,506
Synchrony Credit Card Master Note Trust, Series 2015-1, Cl. A, 2.37%, 3/15/23	4,445,000	4,396,744
World Financial Network Credit Card Master Trust:
Series 2012-D, Cl. A, 2.15%, 4/17/23	3,935,000	3,914,240
Series 2016-C, Cl. A, 1.72%, 8/15/23	4,470,000	4,416,487
Series 2017-A, Cl. A, 2.12%, 3/15/24	3,300,000	3,248,637
Series 2017-C, Cl. A, 2.31%, 8/15/24	2,845,000	2,794,213
Series 2018-A, Cl. A, 3.07%, 12/16/24	3,695,000	3,669,187
Series 2018-B, Cl. A, 3.46%, 7/15/25	1,640,000	1,643,279
Series 2018-C, Cl. A, 3.55%, 8/15/25	3,325,000	3,337,912
		45,353,391

Equipment—0.2%
CCG Receivables Trust:
Series 2017-1, Cl. B, 2.75%, 11/14/23[4]	1,580,000	1,554,672
Series 2018-1, Cl. B, 3.09%, 6/16/25[4]	620,000	612,896
Series 2018-1, Cl. C, 3.42%, 6/16/25[4]	175,000	172,955
Series 2018-2, Cl. C, 3.87%, 12/15/25[4]	415,000	413,900
CNH Equipment Trust, Series 2017-C, Cl. B, 2.54%, 5/15/25	475,000	464,204
Dell Equipment Finance Trust, Series 2018-1, Cl. B, 3.34%, 6/22/23[4]	590,000	589,352
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[4]	33,457	33,326
		3,841,305

Home Equity Loan—3.7%
Accredited Mortgage Loan Trust:
Series 2005-3, Cl. M3, 2.706% [US0001M+48], 9/25/35[3]	7,222,280	6,957,124
Series 2005-4, Cl. M1, 2.715% [US0001M+40], 12/25/35[3]	1,919,000	1,863,289
Bear Stearns Structured Products Trust:
Series 2007-EMX1, Cl. A2, 3.615% [US0001M+130], 3/25/37[3,4]	5,900,000	6,063,607
Series 2007-EMX1, Cl. M1, 4.315% [US0001M+200], 3/25/37[3,4]	8,000,000	7,947,117
Fieldstone Mortgage Investment Trust, Series 2004-5, Cl. M3, 4.34% [US0001M+202.5], 2/25/35[3]	4,350,887	4,182,261
GSAMP Trust:
Series 2005-HE4, Cl. M3, 3.095% [US0001M+78], 7/25/45[3]	13,300,000	13,217,589

7 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Home Equity Loan (Continued)
GSAMP Trust: (Continued)
Series 2005-HE5, Cl. M3, 2.775% [US0001M+46], 11/25/35[3]	$4,060,889	$4,002,365
Series 2007-HS1, Cl. M4, 4.565% [US0001M+225], 2/25/47[3]	4,849,000	4,898,044
JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Cl. M2, 2.765% [US0001M+45], 12/25/35[3]	5,480,000	5,462,239
Long Beach Mortgage Loan Trust, Series 2005-WL3, Cl. M1, 2.96% [US0001M+64.5], 11/25/35[3]	1,677,776	1,659,551
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-NC1, Cl. M1, 2.695% [US0001M+38], 12/25/35[3]	12,287,000	12,202,198
New Century Home Equity Loan Trust:
Series 2005-1, Cl. M2, 3.035% [US0001M+72], 3/25/35[3]	4,383,661	4,225,790
Series 2005-2, Cl. M3, 3.05% [US0001M+73.5], 6/25/35[3]	5,500,000	5,494,444
RASC Series Trust, Series 2006-KS2, Cl. M2, 2.705% [US0001M+39], 3/25/36[3]	4,875,000	4,750,146
SG Mortgage Securities Trust, Series 2005-OPT1, Cl. M2, 2.765% [US0001M+45], 10/25/35[3]	6,129,000	6,076,577
		89,002,341

Loans: Other—0.3%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R5, Cl. M2, 3.005% [US0001M+69], 7/25/35[3]	672,273	674,526
Dell Equipment Finance Trust, Series 2017-2, Cl. B, 2.47%, 10/24/22[4]	470,000	464,013
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[4]	807,772	799,933
JP Morgan Mortgage Acquisition Trust, Series 2007-CH1, Cl. MV8, 3.315% [US0001M+100], 11/25/36[3]	5,400,000	5,292,386
Raspro Trust, Series 2005-1A, Cl. G, 2.738% [LIBOR03M+40], 3/23/24[3,4]	1,387,536	1,398,325
		8,629,183

Receivables: Other—0.2%
JP Morgan Mortgage Acquisition Trust, Series 2007-CH1, Cl. MV10, 3.315% [US0001M+100], 11/25/36[3,4]	5,010,000	4,818,774
Total Asset-Backed Securities (Cost $254,603,848)		262,897,974

Mortgage-Backed Obligations—20.1%
Government Agency—12.7%
FHLMC/FNMA/FHLB/Sponsored—11.4%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19	29,830	30,410
5.00%, 12/1/34	34,689	36,642
6.50%, 7/1/28-4/1/34	101,630	111,540
7.00%, 10/1/31	77,105	83,480
9.00%, 8/1/22-5/1/25	3,184	3,385
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 82.114%, 4/1/27[5]	64,103	14,251
Series 192, Cl. IO, 99.999%, 2/1/28[5]	20,868	4,177

8 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 243, Cl. 6, 0.00%, 12/15/32[5,6]	$69,155	$13,203
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	1,642,986	1,604,946
Federal Home Loan Mortgage Corp., Multifamily Structured Pass- Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series KC02, Cl. X1, 0.00%, 3/25/24[5,6]	32,584,491	609,503
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.- Backed Security, Series 176, Cl. PO, 4.127%, 6/1/26[7]	21,768	19,821
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2034, Cl. Z, 6.50%, 2/15/28	47,975	51,537
Series 2043, Cl. ZP, 6.50%, 4/15/28	230,297	251,706
Series 2053, Cl. Z, 6.50%, 4/15/28	45,951	50,374
Series 2279, Cl. PK, 6.50%, 1/15/31	94,514	102,547
Series 2326, Cl. ZP, 6.50%, 6/15/31	41,930	44,970
Series 2427, Cl. ZM, 6.50%, 3/15/32	177,851	192,945
Series 2461, Cl. PZ, 6.50%, 6/15/32	204,809	221,209
Series 2626, Cl. TB, 5.00%, 6/15/33	159,295	163,827
Series 2635, Cl. AG, 3.50%, 5/15/32	54,123	53,599
Series 2770, Cl. TW, 4.50%, 3/15/19	2,220	2,221
Series 3010, Cl. WB, 4.50%, 7/15/20	33,348	33,572
Series 3025, Cl. SJ, 16.293% [-3.667 x LIBOR01M+2,475], 8/15/35[3]	26,092	36,242
Series 3030, Cl. FL, 2.707% [LIBOR01M+40], 9/15/35[3]	360,569	362,286
Series 3645, Cl. EH, 3.00%, 12/15/20	2,633	2,628
Series 3815, Cl. BD, 3.00%, 10/15/20	220	220
Series 3822, Cl. JA, 5.00%, 6/15/40	55,787	56,933
Series 3848, Cl. WL, 4.00%, 4/15/40	290,529	291,862
Series 3857, Cl. GL, 3.00%, 5/15/40	27,430	27,453
Series 4221, Cl. HJ, 1.50%, 7/15/23	682,389	664,657
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security:
Series 2130, Cl. SC, 81.208%, 3/15/29[5]	49,171	6,511
Series 2796, Cl. SD, 99.999%, 7/15/26[5]	83,831	9,108
Series 2920, Cl. S, 52.826%, 1/15/35[5]	547,166	71,654
Series 2922, Cl. SE, 19.291%, 2/15/35[5]	130,494	15,912
Series 2937, Cl. SY, 10.632%, 2/15/35[5]	1,470,558	165,756
Series 2981, Cl. AS, 1.191%, 5/15/35[5]	1,016,422	113,521
Series 3397, Cl. GS, 0.00%, 12/15/37[5,6]	271,500	40,814
Series 3424, Cl. EI, 0.00%, 4/15/38[5,6]	78,233	6,517
Series 3450, Cl. BI, 10.841%, 5/15/38[5]	622,062	78,008
Series 3606, Cl. SN, 12.08%, 12/15/39[5]	256,936	28,910
Series 4057, Cl. QI, 5.064%, 6/15/27[5]	4,231,188	351,179
Series 4205, Cl. AI, 9.459%, 5/15/28[5]	1,003,974	76,299
Series 4818, Cl. BI, 0.00%, 3/15/45[5,6]	1,504,776	277,151
Federal National Mortgage Assn.:
2.50%, 12/1/33[8]	11,650,000	11,238,197
3.00%, 12/1/33-12/1/48[8]	24,645,000	23,822,270
3.50%, 12/1/33-12/1/48[8]	52,330,000	51,683,663
4.00%, 12/1/33-12/1/48[8]	31,280,000	31,583,979

9 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn.: (Continued)
4.50%, 12/1/48[8]	$94,195,000	$96,865,339
5.00%, 12/1/48[8]	40,835,000	42,727,565
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21	3,425	3,546
5.50%, 2/1/35-4/1/39	696,889	749,844
6.50%, 10/1/19-11/1/31	257,016	280,244
7.00%, 12/1/32-4/1/35	22,139	23,367
7.50%, 1/1/33-3/1/33	1,256,321	1,433,581
8.50%, 7/1/32	2,322	2,351
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222, Cl. 2, 99.999%, 6/25/23[5]	121,631	13,697
Series 252, Cl. 2, 99.999%, 11/25/23[5]	100,794	13,005
Series 303, Cl. IO, 99.999%, 11/25/29[5]	59,884	13,713
Series 308, Cl. 2, 72.431%, 9/25/30[5]	140,627	33,032
Series 320, Cl. 2, 56.596%, 4/25/32[5]	562,012	130,544
Series 321, Cl. 2, 27.405%, 4/25/32[5]	385,625	90,906
Series 331, Cl. 9, 20.486%, 2/25/33[5]	149,131	29,594
Series 334, Cl. 17, 30.518%, 2/25/33[5]	79,309	18,917
Series 339, Cl. 12, 0.00%, 6/25/33[5,6]	264,039	51,461
Series 339, Cl. 7, 0.00%, 11/25/33[5,6]	314,766	69,365
Series 343, Cl. 13, 0.00%, 9/25/33[5,6]	274,529	50,272
Series 343, Cl. 18, 0.00%, 5/25/34[5,6]	75,663	17,496
Series 345, Cl. 9, 0.00%, 1/25/34[5,6]	128,931	29,550
Series 351, Cl. 10, 0.00%, 4/25/34[5,6]	85,315	18,156
Series 351, Cl. 8, 0.00%, 4/25/34[5,6]	151,318	29,826
Series 356, Cl. 10, 0.00%, 6/25/35[5,6]	105,984	21,934
Series 356, Cl. 12, 0.00%, 2/25/35[5,6]	52,246	11,530
Series 362, Cl. 13, 0.00%, 8/25/35[5,6]	188,252	38,858
Series 364, Cl. 16, 0.00%, 9/25/35[5,6]	227,063	45,974
Series 365, Cl. 16, 0.00%, 3/25/36[5,6]	490,311	100,646
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-87, Cl. Z, 6.50%, 6/25/23	105,508	110,839
Series 1998-61, Cl. PL, 6.00%, 11/25/28	63,062	67,813
Series 1999-54, Cl. LH, 6.50%, 11/25/29	101,365	109,314
Series 2001-51, Cl. OD, 6.50%, 10/25/31	143,586	151,017
Series 2003-130, Cl. CS, 9.47% [-2 x LIBOR01M+1,410], 12/25/33[3]	31,327	31,890
Series 2003-28, Cl. KG, 5.50%, 4/25/23	221,581	230,350
Series 2004-25, Cl. PC, 5.50%, 1/25/34	13,717	13,733
Series 2005-104, Cl. MC, 5.50%, 12/25/25	1,220,488	1,282,962
Series 2005-31, Cl. PB, 5.50%, 4/25/35	1,430,000	1,547,723
Series 2005-73, Cl. DF, 2.565% [LIBOR01M+25], 8/25/35[3]	304,058	305,145
Series 2006-11, Cl. PS, 16.078% [-3.667 x LIBOR01M+2,456.67], 3/25/36[3]	91,446	127,245
Series 2006-46, Cl. SW, 15.711% [-3.667 x LIBOR01M+2,419.92], 6/25/36[3]	65,428	87,615
Series 2006-50, Cl. KS, 15.711% [-3.667 x LIBOR01M+2,420], 6/25/36[3]	120,906	166,120

10 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2006-50, Cl. SK, 15.711% [-3.667 x LIBOR01M+2,420], 6/25/36[3]	$25,101	$33,700
Series 2008-75, Cl. DB, 4.50%, 9/25/23	1,726	1,724
Series 2009-113, Cl. DB, 3.00%, 12/25/20	30,888	30,818
Series 2009-36, Cl. FA, 3.255% [LIBOR01M+94], 6/25/37[3]	114,521	117,214
Series 2009-70, Cl. TL, 4.00%, 8/25/19	1,587	1,585
Series 2010-43, Cl. KG, 3.00%, 1/25/21	28,727	28,673
Series 2011-15, Cl. DA, 4.00%, 3/25/41	61,378	60,863
Series 2011-3, Cl. EL, 3.00%, 5/25/20	30,565	30,491
Series 2011-3, Cl. KA, 5.00%, 4/25/40	427,288	442,401
Series 2011-38, Cl. AH, 2.75%, 5/25/20	26	26
Series 2011-82, Cl. AD, 4.00%, 8/25/26	106,604	106,500
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security:
Series 2001-15, Cl. SA, 99.999%, 3/17/31[5]	6,917	547
Series 2001-65, Cl. S, 48.042%, 11/25/31[5]	131,443	23,380
Series 2001-81, Cl. S, 50.226%, 1/25/32[5]	34,947	5,735
Series 2002-47, Cl. NS, 32.628%, 4/25/32[5]	83,876	14,430
Series 2002-51, Cl. S, 33.255%, 8/25/32[5]	77,010	13,249
Series 2002-52, Cl. SD, 64.623%, 9/25/32[5]	118,856	20,330
Series 2002-60, Cl. SM, 23.059%, 8/25/32[5]	103,783	13,090
Series 2002-7, Cl. SK, 33.371%, 1/25/32[5]	32,742	4,416
Series 2002-75, Cl. SA, 36.546%, 11/25/32[5]	163,741	27,525
Series 2002-77, Cl. BS, 28.754%, 12/18/32[5]	70,908	11,406
Series 2002-77, Cl. SH, 44.341%, 12/18/32[5]	47,657	7,195
Series 2002-89, Cl. S, 60.413%, 1/25/33[5]	252,987	46,186
Series 2002-9, Cl. MS, 32.434%, 3/25/32[5]	45,030	8,029
Series 2002-90, Cl. SN, 23.654%, 8/25/32[5]	53,442	6,741
Series 2002-90, Cl. SY, 29.027%, 9/25/32[5]	26,815	3,454
Series 2003-33, Cl. SP, 33.81%, 5/25/33[5]	145,516	26,829
Series 2003-46, Cl. IH, 0.00%, 6/25/23[5,6]	204,730	17,684
Series 2004-54, Cl. DS, 99.999%, 11/25/30[5]	105,126	13,840
Series 2004-56, Cl. SE, 11.872%, 10/25/33[5]	197,536	30,848
Series 2005-12, Cl. SC, 26.486%, 3/25/35[5]	58,579	7,480
Series 2005-19, Cl. SA, 49.598%, 3/25/35[5]	1,253,857	174,473
Series 2005-40, Cl. SA, 49.988%, 5/25/35[5]	276,847	38,131
Series 2005-52, Cl. JH, 25.389%, 5/25/35[5]	663,805	76,835
Series 2005-6, Cl. SE, 99.999%, 2/25/35[5]	570,044	76,789
Series 2005-93, Cl. SI, 9.081%, 10/25/35[5]	310,870	38,971
Series 2008-55, Cl. SA, 0.00%, 7/25/38[5,6]	129,295	12,170
Series 2009-8, Cl. BS, 0.00%, 2/25/24[5,6]	3,697	179
Series 2011-96, Cl. SA, 5.954%, 10/25/41[5]	725,619	99,479
Series 2012-121, Cl. IB, 7.461%, 11/25/27[5]	1,722,878	145,756
Series 2012-134, Cl. SA, 1.087%, 12/25/42[5]	2,300,570	384,043
Series 2012-40, Cl. PI, 10.352%, 4/25/41[5]	2,310,703	364,802
Series 2018-16, Cl. NI, 0.00%, 12/25/44[5,6]	759,887	128,866
Series 2018-69, Cl. CI, 0.00%, 10/25/46[5,6]	1,705,332	272,800

11 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.135%, 9/25/23[7]	$47,316	$43,975
		274,871,332

GNMA/Guaranteed—1.3%
Government National Mortgage Assn. II Pool, 3.50%, 12/1/48[8]	30,795,000	30,446,753
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15, Cl. SM, 91.409%, 2/16/32[5]	123,205	1,160
Series 2002-41, Cl. GS, 28.434%, 6/16/32[5]	13,014	443
Series 2002-76, Cl. SY, 80.365%, 12/16/26[5]	244,890	21,751
Series 2007-17, Cl. AI, 37.101%, 4/16/37[5]	1,270,444	162,707
Series 2011-52, Cl. HS, 17.74%, 4/16/41[5]	1,452,589	188,365
Series 2017-136, Cl. LI, 5.293%, 9/16/47[5]	3,097,627	678,770
		31,499,949

Non-Agency—7.4%
Commercial—3.0%
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 4.69% [H15T1Y+210], 9/26/35[3,4]	156,415	156,956
Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2018-B1, Cl. XA, 14.258%, 1/15/515	16,691,607	629,199
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-CD6, Cl. XA, 14.85%, 11/13/505	5,831,161	344,741
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 3.752%, 1/25/36[9]	716,255	677,368
Citigroup Commercial Mortgage Trust:
Series 2012-GC8, Cl. AAB, 2.608%, 9/10/45	668,853	660,944
Series 2014-GC21, Cl. AAB, 3.477%, 5/10/47	710,000	713,490
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates:
Series 2013-GC17, Cl. XA, 0.00%, 11/10/46[5,6]	2,281,401	82,082
Series 2017-C4, Cl. XA, 14.023%, 10/12/50[5]	15,303,068	1,073,320
COMM Mortgage Trust:
Series 2013-CR6, Cl. AM, 3.147%, 3/10/46[4]	1,520,000	1,484,451
Series 2014-CR17, Cl. ASB, 3.598%, 5/10/47	1,955,000	1,968,323
Series 2014-CR20, Cl. ASB, 3.305%, 11/10/47	475,000	474,682
Series 2014-CR21, Cl. AM, 3.987%, 12/10/47	4,410,000	4,424,138
Series 2014-LC15, Cl. AM, 4.198%, 4/10/47	980,000	995,828
Series 2014-UBS6, Cl. AM, 4.048%, 12/10/47	3,020,000	3,032,994
Series 2015-CR22, Cl. A2, 2.856%, 3/10/48	865,000	861,613
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 22.551%, 12/10/45[5]	4,424,849	225,382
CSMC Mortgage-Backed Trust, Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	1,021,590	840,023
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Cl. 1A6, 2.965% [US0001M+65], 11/25/35[3]	429,390	324,997
FREMF Mortgage Trust:
Series 2010-K6, Cl. B, 5.542%, 12/25/46[4,9]	390,000	397,733
Series 2012-K710, Cl. B, 3.948%, 6/25/47[4,9]	195,000	195,317

12 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Commercial (Continued)
FREMF Mortgage Trust: (Continued)
Series 2012-K711, Cl. B, 3.689%, 8/25/45[4,9]	$85,000	$84,995
Series 2012-K711, Cl. C, 3.689%, 8/25/45[4,9]	920,000	918,676
Series 2013-K25, Cl. C, 3.744%, 11/25/45[4,9]	350,000	345,023
Series 2013-K26, Cl. C, 3.721%, 12/25/45[4,9]	460,000	448,219
Series 2013-K27, Cl. C, 3.615%, 1/25/46[4,9]	400,000	386,848
Series 2013-K28, Cl. C, 3.609%, 6/25/46[4,9]	2,460,000	2,422,442
Series 2013-K712, Cl. C, 3.473%, 5/25/45[4,9]	505,000	502,947
Series 2013-K713, Cl. C, 3.263%, 4/25/46[4,9]	480,000	476,824
Series 2014-K714, Cl. C, 3.986%, 1/25/47[4,9]	325,000	325,758
Series 2014-K715, Cl. C, 4.265%, 2/25/46[4,9]	1,150,000	1,160,696
Series 2015-K44, Cl. B, 3.809%, 1/25/48[4,9]	170,000	164,712
Series 2017-K62, Cl. B, 4.004%, 1/25/50[4,9]	150,000	145,961
GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Cl. A, 2.933%, 6/5/31[4]	3,155,000	3,152,621
GS Mortgage Securities Trust:
Series 2012-GC6, Cl. A3, 3.482%, 1/10/45	313,815	314,710
Series 2013-GC12, Cl. AAB, 2.678%, 6/10/46	228,970	225,709
Series 2013-GC16, Cl. AS, 4.649%, 11/10/46	455,000	473,676
Series 2014-GC18, Cl. AAB, 3.648%, 1/10/47	620,000	622,183
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6.00%, 4/25/37[4,9]	804,883	766,200
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C6, Cl. ASB, 3.144%, 5/15/45	913,280	909,345
Series 2012-LC9, Cl. A4, 2.611%, 12/15/47	148,704	147,131
Series 2013-C10, Cl. AS, 3.372%, 12/15/47	2,110,000	2,078,625
Series 2013-C16, Cl. AS, 4.517%, 12/15/46	2,005,000	2,067,092
Series 2013-LC11, Cl. AS, 3.216%, 4/15/46	578,000	564,624
Series 2014-C20, Cl. AS, 4.043%, 7/15/47	1,570,000	1,575,817
Series 2016-JP3, Cl. A2, 2.435%, 8/15/49	1,520,000	1,478,370
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 4.182%, 7/25/35[9]	611,789	628,740
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 4.424%, 7/26/36[4,9]	595,156	598,523
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17, Cl. ASB, 3.705%, 1/15/47	522,228	526,188
Series 2014-C18, Cl. A2, 2.879%, 2/15/47	841,340	840,172
Series 2014-C18, Cl. A3, 3.578%, 2/15/47	745,000	743,385
Series 2014-C19, Cl. ASB, 3.584%, 4/15/47	295,000	296,074
Series 2014-C24, Cl. B, 4.116%, 11/15/47[9]	1,945,000	1,920,361
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	3,600,000	3,609,107
Series 2014-C26, Cl. AS, 3.80%, 1/15/48	1,775,000	1,758,246
JPMBB Commercial Mortgage Securities Trust., Interest-Only Stripped Mtg.-Backed Security, Series 2015-C27, Cl. XA, 26.82%, 2/15/48[5]	20,079,623	998,702
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7, Cl. AAB, 2.469%, 2/15/46	636,124	624,687
Series 2013-C9, Cl. AS, 3.456%, 5/15/46	1,670,000	1,646,684
Series 2014-C14, Cl. B, 4.797%, 2/15/47[9]	80,000	82,720

13 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
Morgan Stanley Bank of America Merrill Lynch Trust: (Continued)
Series 2014-C19, Cl. AS, 3.832%, 12/15/47	$3,650,000	$3,614,481
Morgan Stanley Capital I Trust:
Series 2011-C1, Cl. A4, 5.033%, 9/15/47[4,9]	265,357	272,103
Series 2011-C2, Cl. A4, 4.661%, 6/15/44[4]	355,000	364,668
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2017-HR2, Cl. XA, 12.809%, 12/15/505	5,614,312	317,158
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 3.675%, 11/26/36[4,9]	1,852,397	1,701,189
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 3.597%, 6/26/46[4,9]	406,851	406,357
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 3.806%, 7/26/45[4,9]	137,194	140,667
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 4.288%, 8/25/34[9]	353,201	353,380
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C5, Cl. XA, 14.35%, 11/15/50[5]	9,986,014	632,233
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Cl. ASB, 2.934%, 5/15/48	2,415,000	2,374,376
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 12.521%, 12/15/50[5]	7,797,457	504,880
WF-RBS Commercial Mortgage Trust:
Series 2013-C14, Cl. AS, 3.488%, 6/15/46	1,045,000	1,029,870
Series 2014-C20, Cl. AS, 4.176%, 5/15/47	905,000	920,997
Series 2014-C22, Cl. A3, 3.528%, 9/15/57	320,000	320,751
Series 2014-C25, Cl. AS, 3.984%, 11/15/47	1,085,000	1,079,228
Series 2014-LC14, Cl. AS, 4.351%, 3/15/47[9]	1,065,000	1,089,614
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 28.399%, 3/15/44[4,5]	9,969,505	258,796
		70,977,122

Multi-Family—0.1%
Connecticut Avenue Securities, Series 2017-C04, Cl. 2M1, 3.165% [US0001M+85], 11/25/29[3]	1,778,518	1,780,603

Residential—4.3%
Asset-Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 3.095% [US0001M+78], 6/25/35[3]	3,313,040	3,330,793
Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	123,012	117,322
Series 2007-C, Cl. 1A4, 4.091%, 5/20/36[9]	111,049	107,152
Series 2014-R7, Cl. 3A1, 4.29%, 3/26/36[4,9]	615,447	617,766
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6.00%, 3/25/37	369,843	345,352
Bear Stearns ARM Trust:
Series 2005-9, Cl. A1, 4.73% [H15T1Y+230], 10/25/35[3]	637,293	643,967

14 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Residential (Continued)
Bear Stearns ARM Trust: (Continued)
Series 2006-1, Cl. A1, 4.91% [H15T1Y+225], 2/25/36[3]	$910,371	$918,027
Bear Stearns Asset Backed Securities I Trust, Series 2005-HE6, Cl. M2, 3.32% [US0001M+100.5], 6/25/35[3]	2,860,181	2,892,728
CHL Mortgage Pass-Through Trust:
Series 2005-26, Cl. 1A8, 5.50%, 11/25/35	469,481	416,795
Series 2006-6, Cl. A3, 6.00%, 4/25/36	250,384	206,688
Citigroup Mortgage Loan Trust, Inc.:
Series 2004-OPT1, Cl. M3, 3.26% [US0001M+94.5], 10/25/34[3]	3,750,000	3,766,492
Series 2006-AR1, Cl. 1A1, 4.28% [H15T1Y+240], 10/25/35[3]	1,891,400	1,911,747
Connecticut Avenue Securities:
Series 2014-C03, Cl. 1M2, 5.315% [US0001M+300], 7/25/24[3]	2,181,254	2,310,577
Series 2016-C03, Cl. 1M1, 4.315% [US0001M+200], 10/25/28[3]	412,292	416,318
Series 2016-C07, Cl. 2M1, 3.615% [US0001M+130], 5/25/29[3]	545,708	546,552
Series 2017-C02, Cl. 2M1, 3.465% [US0001M+115], 9/25/29[3]	2,291,720	2,300,484
Series 2017-C03, Cl. 1M1, 3.265% [US0001M+95], 10/25/29[3]	2,194,057	2,198,689
Series 2017-C06, Cl. 1M1, 3.065% [US0001M+75], 2/25/30[3]	740,804	740,489
Series 2017-C07, Cl. 1M1, 2.965% [US0001M+65], 5/25/30[3]	1,950,601	1,947,137
Series 2017-C07, Cl. 1M2, 4.715% [US0001M+240], 5/25/30[3]	1,475,000	1,495,095
Series 2017-C07, Cl. 2M1, 2.965% [US0001M+65], 5/25/30[3]	1,316,400	1,314,767
Series 2018-C01, Cl. 1M1, 2.915% [US0001M+60], 7/25/30[3]	2,756,272	2,748,759
Series 2018-C02, Cl. 2M1, 2.965% [US0001M+65], 8/25/30[3]	667,157	666,391
Series 2018-C03, Cl. 1M1, 2.995% [US0001M+68], 10/25/30[3]	1,684,265	1,682,414
Series 2018-C04, Cl. 2M1, 3.065% [US0001M+75], 12/25/30[3]	1,727,219	1,727,691
Series 2018-C05, Cl. 1M1, 3.035% [US0001M+72], 1/25/31[3]	712,145	711,471
Series 2018-C06, Cl. 1M1, 2.865% [US0001M+55], 3/25/31[3]	264,918	264,290
Series 2018-C06, Cl. 2M1, 2.865% [US0001M+55], 3/25/31[3]	328,835	328,128
Connecticut Avenue Securities Trust, Series 2018-R07, Cl. 1M1, 3.065% [US0001M+75], 4/25/31[3,4]	545,000	544,593
Countrywide Alternative Loan Trust:
Series 2005-21CB, Cl. A7, 5.50%, 6/25/35	597,669	560,256
Series 2005-J10, Cl. 1A17, 5.50%, 10/25/35	2,321,834	2,075,610
Federal Home Loan Mortgage Corp., Series 2018-HQA2, Cl. M1, 3.065% [US0001M+75], 10/25/48[3]	2,680,000	2,677,061
GMACM Home Equity Loan Trust, Series 2007-HE2, Cl. A2, 6.054%, 12/25/37[9]	6,620	6,478
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 4.354%, 7/25/35[9]	178,503	179,609
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 2.625% [US0001M+31], 7/25/35[3]	224,808	223,345
RAMP Trust:
Series 2005-RS2, Cl. M4, 3.035% [US0001M+72], 2/25/35[3]	4,469,000	4,460,403
Series 2005-RS6, Cl. M4, 3.29% [US0001M+97.5], 6/25/35[3]	5,700,000	5,700,783
Series 2006-EFC1, Cl. M2, 2.715% [US0001M+40], 2/25/36[3]	5,490,000	5,432,681
STACR Trust:
Series 2018-DNA2, Cl. M1, 3.115% [US0001M+80], 12/25/30[3,4]	2,565,000	2,566,154
Series 2018-DNA3, Cl. M1, 3.065% [US0001M+75], 9/25/48[3,4]	490,000	489,676
Series 2018-HRP2, Cl. M2, 3.56% [US0001M+125], 2/25/47[3,4]	1,470,000	1,471,031

15 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Residential (Continued)
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2, Cl. M2, 6.565% [US0001M+425], 11/25/23[3]	$1,480,348	$1,625,989
Series 2014-DN1, Cl. M2, 4.515% [US0001M+220], 2/25/24[3]	274,282	280,319
Series 2014-DN1, Cl. M3, 6.815% [US0001M+450], 2/25/24[3]	1,180,000	1,349,625
Series 2014-DN2, Cl. M3, 5.915% [US0001M+360], 4/25/24[3]	1,835,000	1,996,590
Series 2014-HQ2, Cl. M3, 6.065% [US0001M+375], 9/25/24[3]	2,270,000	2,538,422
Series 2015-HQA2, Cl. M2, 5.115% [US0001M+280], 5/25/28[3]	148,539	151,781
Series 2016-DNA1, Cl. M2, 5.215% [US0001M+290], 7/25/28[3]	378,988	386,628
Series 2016-DNA4, Cl. M1, 3.115% [US0001M+80], 3/25/29[3]	51,551	51,557
Series 2016-DNA4, Cl. M3, 6.115% [US0001M+380], 3/25/29[3]	2,290,000	2,513,521
Series 2016-HQA3, Cl. M1, 3.115% [US0001M+80], 3/25/29[3]	675,530	675,787
Series 2016-HQA3, Cl. M3, 6.165% [US0001M+385], 3/25/29[3]	765,000	847,011
Series 2016-HQA4, Cl. M3, 6.215% [US0001M+390], 4/25/29[3]	2,270,000	2,517,314
Series 2017-HQA1, Cl. M1, 3.515% [US0001M+120], 8/25/29[3]	3,247,170	3,262,140
Series 2017-HQA2, Cl. M1, 3.115% [US0001M+80], 12/25/29[3]	1,121,987	1,122,437
Series 2017-HQA3, Cl. M1, 2.865% [US0001M+55], 4/25/30[3]	2,662,255	2,659,714
Series 2018-DNA1, Cl. M1, 2.765% [US0001M+45], 7/25/30[3]	4,113,236	4,092,564
Series 2018-DNA1, Cl. M2, 4.115% [US0001M+180], 7/25/30[3]	3,145,000	3,058,409
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007- GEL2, Cl. A2, 2.635% [US0001M+32], 5/25/37[3,4]	5,931,509	5,906,922
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10, Cl. A7, 4.487%, 10/25/33[9]	331,533	336,027
Series 2005-AR14, Cl. 1A4, 4.203%, 12/25/35[9]	442,127	437,908
Series 2005-AR16, Cl. 1A1, 3.535%, 12/25/35[9]	503,188	503,793
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A2, 4.673%, 9/25/35[9]	688,987	671,574
Series 2005-AR15, Cl. 1A6, 4.673%, 9/25/35[9]	352,603	341,193
Series 2005-AR4, Cl. 2A2, 4.052%, 4/25/35[9]	1,698,138	1,711,114
Series 2006-AR10, Cl. 1A1, 4.318%, 7/25/36[9]	255,091	249,783
Series 2006-AR10, Cl. 5A5, 4.424%, 7/25/36[9]	1,165,883	1,183,388
Series 2006-AR2, Cl. 2A3, 4.29%, 3/25/36[9]	160,464	162,479
Series 2006-AR7, Cl. 2A4, 4.335%, 5/25/36[9]	147,025	150,504
Series 2007-16, Cl. 1A1, 6.00%, 12/28/37	146,986	146,249
		103,992,503
Total Mortgage-Backed Obligations (Cost $477,201,584)		483,121,509

U.S. Government Obligation—0.2%
United States Treasury Nts., 1.50%, 5/31/19[10,11] (Cost $4,533,020)	4,530,000	4,507,261

Non-Convertible Corporate Bonds and Notes—23.6%
Consumer Discretionary—2.9%
Automobiles—0.7%
Daimler Finance North America LLC, 3.75% Sr. Unsec. Nts., 11/5/21[4]	1,903,000	1,895,195
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	581,000	534,192
General Motors Financial Co., Inc.:
4.15% Sr. Unsec. Nts., 6/19/23	1,931,000	1,878,114
4.20% Sr. Unsec. Nts., 11/6/21	1,772,000	1,761,839
Harley-Davidson Financial Services, Inc., 2.40% Sr. Unsec. Nts., 6/15/20[4]	2,326,000	2,279,838

16 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Automobiles (Continued)
Hyundai Capital America:
1.75% Sr. Unsec. Nts., 9/27/19[4]	$1,746,000	$1,721,324
4.125% Sr. Unsec. Nts., 6/8/23[4]	2,263,000	2,240,214
Nissan Motor Acceptance Corp., 3.65% Sr. Unsec. Nts., 9/21/21[4]	2,187,000	2,166,856
Volkswagen Group of America Finance LLC:
4.00% Sr. Unsec. Nts., 11/12/21[4]	2,129,000	2,124,637
4.75% Sr. Unsec. Nts., 11/13/28[4]	259,000	247,808
		16,850,017

Diversified Consumer Services—0.1%
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	2,213,000	2,069,155

Entertainment—0.1%
21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46	856,000	887,778
Viacom, Inc., 4.375% Sr. Unsec. Nts., 3/15/43	725,000	590,246
		1,478,024

Hotels, Restaurants & Leisure—0.2%
Aramark Services, Inc., 5.00% Sr. Unsec. Nts., 4/1/25[4]	1,210,000	1,207,241
Royal Caribbean Cruises Ltd., 2.65% Sr. Unsec. Nts., 11/28/20	2,086,000	2,041,899
Starbucks Corp., 3.80% Sr. Unsec. Nts., 8/15/25	2,205,000	2,172,421
		5,421,561

Household Durables—0.4%
DR Horton, Inc., 2.55% Sr. Unsec. Nts., 12/1/20	2,284,000	2,223,555
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	2,323,000	2,212,657
Newell Brands, Inc., 5.00% Sr. Unsec. Nts., 11/15/23	1,142,000	1,133,609
PulteGroup, Inc., 5.00% Sr. Unsec. Nts., 1/15/27	1,676,000	1,562,870
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	1,720,000	1,662,466
4.875% Sr. Unsec. Nts., 3/15/27	485,000	450,565
		9,245,722

Internet & Catalog Retail—0.2%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	816,000	877,564
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	4,050,000	3,832,793
		4,710,357

Media—0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.375% Sr. Sec. Nts., 5/1/47	458,000	410,072
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	2,206,000	2,664,566
Comcast Corp.:
3.95% Sr. Unsec. Nts., 10/15/25	1,476,000	1,472,169
4.00% Sr. Unsec. Nts., 3/1/48	1,175,000	1,035,997
Interpublic Group of Cos., Inc. (The):
3.75% Sr. Unsec. Nts., 10/1/21	1,777,000	1,779,346
4.20% Sr. Unsec. Nts., 4/15/24	2,250,000	2,230,492

17 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[4]	$1,104,000	$1,088,136
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	751,000	594,687
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[4]	2,185,000	2,053,900
WPP Finance 2010, 3.75% Sr. Unsec. Nts., 9/19/24	2,554,000	2,376,683
		15,706,048

Specialty Retail—0.5%
AutoNation, Inc., 5.50% Sr. Unsec. Nts., 2/1/20	2,080,000	2,122,123
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	412,000	409,482
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	2,216,000	2,302,218
L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	2,023,000	2,073,575
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	2,328,000	2,269,530
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	2,318,000	2,120,970
		11,297,898

Textiles, Apparel & Luxury Goods—0.1%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[4]	2,333,000	2,204,685
Levi Strauss & Co., 5.00% Sr. Unsec. Nts., 5/1/25	1,633,000	1,633,000
		3,837,685

Consumer Staples—1.9%
Beverages—0.5%
Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc., 3.65% Sr. Unsec. Nts., 2/1/26[4]	764,000	722,972
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	1,355,000	1,797,328
Bacardi Ltd., 4.70% Sr. Unsec. Nts., 5/15/28[4]	1,181,000	1,143,278
Keurig Dr Pepper, Inc.:
4.057% Sr. Unsec. Nts., 5/25/23[4]	2,091,000	2,064,026
4.597% Sr. Unsec. Nts., 5/25/28[4]	1,166,000	1,148,060
Molson Coors Brewing Co., 2.10% Sr. Unsec. Nts., 7/15/21	2,199,000	2,108,597
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[4]	2,234,000	2,258,805
		11,243,066

Food & Staples Retailing—0.1%
Alimentation Couche-Tard, Inc., 2.35% Sr. Unsec. Nts., 12/13/19[4]	2,505,000	2,477,881
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	156,000	155,767
4.45% Sr. Unsec. Nts., 2/1/47	642,000	558,659
		3,192,307

Food Products—0.9%
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	1,427,000	1,276,482
3.50% Sr. Unsec. Nts., 11/24/20	2,226,000	2,215,534
Campbell Soup Co., 3.30% Sr. Unsec. Nts., 3/15/21	2,322,000	2,298,717
Conagra Brands, Inc.:
3.80% Sr. Unsec. Nts., 10/22/21	1,707,000	1,704,561
4.60% Sr. Unsec. Nts., 11/1/25	2,139,000	2,129,942

18 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Food Products (Continued)
Kraft Heinz Foods Co.:
2.80% Sr. Unsec. Nts., 7/2/20	$2,221,000	$2,194,350
3.95% Sr. Unsec. Nts., 7/15/25	1,315,000	1,262,999
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[4]	2,292,000	2,241,003
Mondelez International Holdings Netherlands BV, 2.00% Sr. Unsec. Nts., 10/28/21[4]	2,275,000	2,165,178
Smithfield Foods, Inc.:
2.70% Sr. Unsec. Nts., 1/31/20[4]	1,001,000	985,352
3.35% Sr. Unsec. Nts., 2/1/22[4]	1,232,000	1,195,266
Tyson Foods, Inc.:
3.55% Sr. Unsec. Nts., 6/2/27	1,252,000	1,162,154
3.90% Sr. Unsec. Nts., 9/28/23	1,820,000	1,798,609
		22,630,147

Tobacco—0.4%
Altria Group, Inc., 4.00% Sr. Unsec. Nts., 1/31/24	1,613,000	1,612,551
BAT Capital Corp.:
2.297% Sr. Unsec. Nts., 8/14/20	2,410,000	2,345,406
3.557% Sr. Unsec. Nts., 8/15/27	1,257,000	1,121,792
Imperial Brands Finance plc, 3.75% Sr. Unsec. Nts., 7/21/22[4]	2,197,000	2,156,964
Imperial Tobacco Finance plc, 2.95% Sr. Unsec. Nts., 7/21/20[4]	1,600,000	1,572,319
		8,809,032

Energy—2.7%
Energy Equipment & Services—0.2%
Halliburton Co., 5.00% Sr. Unsec. Nts., 11/15/45	521,000	503,567
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	1,300,000	1,333,549
Schlumberger Holdings Corp., 4.00% Sr. Unsec. Nts., 12/21/25[4]	1,351,000	1,326,691
		3,163,807

Oil, Gas & Consumable Fuels—2.5%
Anadarko Petroleum Corp., 4.50% Sr. Unsec. Nts., 7/15/44	431,000	367,797
Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
4.25% Sr. Unsec. Nts., 12/1/27	1,208,000	1,129,676
5.25% Sr. Unsec. Nts., 1/15/25	1,142,000	1,161,128
Apache Corp., 4.375% Sr. Unsec. Nts., 10/15/28	1,683,000	1,585,792
Columbia Pipeline Group, Inc.:
3.30% Sr. Unsec. Nts., 6/1/20	2,069,000	2,060,169
4.50% Sr. Unsec. Nts., 6/1/25	1,122,000	1,132,335
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	247,000	261,191
5.95% Sr. Unsec. Nts., 3/15/46	511,000	605,026
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	545,000	465,683
Energy Transfer LP, 4.25% Sr. Sec. Nts., 3/15/23	1,755,000	1,711,125
Energy Transfer Operating LP, 5.30% Sr. Unsec. Nts., 4/15/47	638,000	558,034
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	541,000	511,001
4.90% Sr. Unsec. Nts., 5/15/46	271,000	260,225

19 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
EQT Corp., 2.50% Sr. Unsec. Nts., 10/1/20	$2,304,000	$2,240,096
Kinder Morgan Energy Partners LP, 5.80% Sr. Unsec. Nts., 3/1/21	887,000	920,785
Kinder Morgan, Inc.:
5.20% Sr. Unsec. Nts., 3/1/48	595,000	550,252
5.55% Sr. Unsec. Nts., 6/1/45	1,012,000	991,474
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[4]	16,315,000	16,809,214
Marathon Petroleum Corp., 3.80% Sr. Unsec. Nts., 4/1/28[4]	1,893,000	1,743,942
ONEOK Partners LP, 8.625% Sr. Unsec. Nts., 3/1/19	1,389,000	1,406,253
Pioneer Natural Resources Co., 3.45% Sr. Unsec. Nts., 1/15/21	2,375,000	2,358,917
Resolute Energy Corp., 8.50% Sr. Unsec. Nts., 5/1/20	12,800,000	12,918,400
Sabine Pass Liquefaction LLC:
4.20% Sr. Sec. Nts., 3/15/28	1,232,000	1,160,356
5.625% Sr. Sec. Nts., 2/1/21	1,779,000	1,831,779
Shell International Finance BV, 4.00% Sr. Unsec. Nts., 5/10/46	805,000	750,973
Sunoco Logistics Partners Operations LP, 4.00% Sr. Unsec. Nts., 10/1/27	1,401,000	1,274,710
TransCanada PipeLines Ltd., 7.625% Sr. Unsec. Nts., 1/15/39	521,000	649,651
Williams Cos., Inc. (The):
3.70% Sr. Unsec. Unsub. Nts., 1/15/23	2,245,000	2,185,272
3.75% Sr. Unsec. Nts., 6/15/27	960,000	889,453
		60,490,709

Financials—8.4%
Capital Markets—2.2%
Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[4]	877,000	813,836
Brookfield Asset Management, Inc., 4.00% Sr. Unsec. Nts., 1/15/25	1,851,000	1,810,879
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	1,389,000	1,351,846
Credit Suisse Group AG, 3.869% [US0003M+141] Sr. Unsec. Nts., 1/12/29[3,4]	1,396,000	1,289,761
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	1,064,000	1,048,668
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[3,12]	2,245,000	2,160,813
Goldman Sachs Capital II, 4.00% [US0003M+76.75] Jr. Sub. Perpetual Bonds[3,12]	296,000	222,562
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	1,238,000	1,142,113
3.75% Sr. Unsec. Nts., 2/25/26	1,223,000	1,159,539
3.814% [US0003M+115.8] Sr. Unsec. Nts., 4/23/29[3]	1,965,000	1,827,102
4.017% [US0003M+137.3] Sr. Unsec. Nts., 10/31/38[3]	946,000	828,529
5.375% [US0003M+392.2] Jr. Sub. Perpetual Bonds[3,12]	16,468,000	16,488,585
5.70% [US0003M+388.4] Jr. Sub. Perpetual Bonds, Series L3,12	11,792,000	11,805,443
Morgan Stanley:
4.375% Sr. Unsec. Nts., 1/22/47	1,587,000	1,455,812
5.00% Sub. Nts., 11/24/25	1,904,000	1,933,271
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[4]	2,341,000	2,235,655
Northern Trust Corp., 3.375% [US0003M+113.1] Sub. Nts., 5/8/32[3]	861,000	800,026
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	1,125,000	1,060,113

20 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Capital Markets (Continued)
TD Ameritrade Holding Corp., 3.30% Sr. Unsec. Nts., 4/1/27	$1,419,000	$1,332,816
UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 4/15/26[4]	1,155,000	1,125,997
4.253% Sr. Unsec. Nts., 3/23/28[4]	943,000	922,354
		52,815,720

Commercial Banks—4.0%
ABN AMRO Bank NV, 4.40% [USSW5+219.7] Sub. Nts., 3/27/28[3,13]	2,800,000	2,728,004
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	1,973,000	1,815,396
3.366% [US0003M+81] Sr. Unsec. Nts., 1/23/26[3]	1,965,000	1,875,187
3.824% [US0003M+157.5] Sr. Unsec. Nts., 1/20/28[3]	1,353,000	1,291,739
4.271% [US0003M+131] Sr. Unsec. Nts., 7/23/29[3]	1,803,000	1,772,736
6.25% [US0003M+370.5] Jr. Sub. Perpetual Bonds[3,12]	28,813,000	29,497,309
7.75% Jr. Sub. Nts., 5/14/38	1,620,000	2,090,196
Bank of Ireland Group plc, 4.50% Sr. Unsec. Nts., 11/25/23[4]	1,764,000	1,722,574
BNP Paribas SA:
4.40% Sr. Unsec. Nts., 8/14/28[4]	900,000	867,062
4.625% Sub. Nts., 3/13/27[4]	1,361,000	1,304,022
BPCE SA, 4.50% Sub. Nts., 3/15/25[4]	1,371,000	1,318,280
Citigroup, Inc.:
4.075% [US0003M+119.2] Sr. Unsec. Nts., 4/23/29[3]	1,856,000	1,785,499
4.281% [US0003M+183.9] Sr. Unsec. Nts., 4/24/48[3]	1,840,000	1,662,996
4.75% Sub. Nts., 5/18/46	910,000	840,136
Citizens Bank NA (Providence RI), 2.65% Sr. Unsec. Nts., 5/26/22	471,000	453,512
Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	2,120,000	2,031,619
Credit Agricole SA, 4.375% Sub. Nts., 3/17/25[4]	2,296,000	2,211,112
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	1,209,000	1,177,925
First Republic Bank, 4.375% Sub. Nts., 8/1/46	942,000	847,390
HSBC Holdings plc:
3.95% [US0003M+98.72] Sr. Unsec. Nts., 5/18/24[3]	739,000	729,144
4.041% [US0003M+154.6] Sr. Unsec. Nts., 3/13/28[3]	923,000	875,336
4.583% [US0003M+153.46] Sr. Unsec. Nts., 6/19/29[3]	1,227,000	1,202,781
Huntington Bancshares, Inc., 4.00% Sr. Unsec. Nts., 5/15/25	2,275,000	2,264,566
JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/28[3]	1,829,000	1,726,597
3.782% [US0003M+133.7] Sr. Unsec. Nts., 2/1/28[3]	3,432,000	3,298,175
3.797% [US0003M+89] Sr. Unsec. Nts., 7/23/24[3]	2,242,000	2,218,807
KeyCorp, 4.15% Sr. Unsec. Nts., 10/29/25	721,000	724,390
Lloyds Banking Group plc:
6.413% [US0003M+149.5] Jr. Sub. Perpetual Bonds[3,4,12]	125,000	123,438
6.657% [US0003M+127] Jr. Sub. Perpetual Bonds[3,12,14]	1,913,000	1,904,621
Nordea Bank Abp, 4.625% [USSW5+169] Sub. Nts., 9/13/33[3,4]	791,000	760,816
PNC Bank NA, 4.05% Sub. Nts., 7/26/28	1,580,000	1,558,589
PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec. Nts., 5/19/27	1,742,000	1,641,678
Regions Financial Corp., 2.75% Sr. Unsec. Nts., 8/14/22	1,285,000	1,234,094
Royal Bank of Canada, 3.70% Sr. Unsec. Nts., 10/5/23	1,939,000	1,932,445

21 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks (Continued)
SunTrust Bank (Atlanta GA):
3.30% Sub. Nts., 5/15/26	$812,000	$763,681
4.05% Sr. Unsec. Nts., 11/3/25	959,000	966,849
Synovus Financial Corp., 3.125% Sr. Unsec. Nts., 11/1/22	1,337,000	1,261,794
Toronto-Dominion Bank (The), 3.50% Sr. Unsec. Nts., 7/19/23	1,791,000	1,785,943
US Bancorp:
3.10% Sub. Nts., 4/27/26	1,468,000	1,375,751
3.15% Sr. Unsec. Nts., 4/27/27	448,000	421,613
Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec. Nts., 5/22/28[3]	1,938,000	1,839,275
4.75% Sub. Nts., 12/7/46	1,184,000	1,125,647
Wells Fargo Bank NA, 2.987% [US0003M+51] Sr. Unsec. Nts., 10/22/21[3]	7,847,000	7,819,928
		96,848,652

Consumer Finance—0.3%
American Express Co., 2.50% Sr. Unsec. Nts., 8/1/22	762,000	727,589
American Express Credit Corp., 3.30% Sr. Unsec. Nts., 5/3/27	1,393,000	1,329,878
Capital One Financial Corp., 3.75% Sr. Unsec. Nts., 3/9/27	761,000	704,035
Discover Bank:
3.10% Sr. Unsec. Nts., 6/4/20	1,541,000	1,526,604
4.65% Sr. Unsec. Nts., 9/13/28	817,000	794,549
Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25	926,000	878,656
Electricite de France SA, 6.50% Sr. Unsec. Nts., 1/26/19[4]	1,657,000	1,666,239
		7,627,550

Diversified Financial Services—0.2%
Berkshire Hathaway Energy Co., 3.80% Sr. Unsec. Nts., 7/15/48	548,000	473,104
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[4]	909,000	878,120
Voya Financial, Inc., 5.65% [US0003M+358] Jr. Sub. Nts., 5/15/53[3]	2,240,000	2,161,600
		3,512,824

Insurance—1.2%
Aflac, Inc., 4.75% Sr. Unsec. Nts., 1/15/49	744,000	735,787
AXA Equitable Holdings, Inc., 4.35% Sr. Unsec. Nts., 4/20/28[4]	1,243,000	1,182,043
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	1,226,000	1,145,194
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	1,165,000	1,181,355
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27	478,000	407,838
CNA Financial Corp., 3.45% Sr. Unsec. Nts., 8/15/27	1,749,000	1,600,285
Hartford Financial Services Group, Inc. (The), 4.40% Sr. Unsec. Nts., 3/15/48	1,431,000	1,309,513
Lincoln National Corp., 3.80% Sr. Unsec. Nts., 3/1/28	1,421,000	1,347,333
Manulife Financial Corp., 4.061% [USISDA05+164.7] Sub. Nts., 2/24/32[3]	1,402,000	1,315,714
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	775,000	710,085
MetLife, Inc., 10.75% Jr. Sub. Nts., 8/1/39	10,900,000	16,268,250
Prudential Financial, Inc.:
5.20% [US0003M+304] Jr. Sub. Nts., 3/15/44[3]	1,742,000	1,665,787

22 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Insurance (Continued)
Prudential Financial, Inc.: (Continued) 5.375% [US0003M+303.1] Jr. Sub. Nts., 5/15/45[3]	$426,000	$405,233
		29,274,417

Real Estate Investment Trusts (REITs)—0.5%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20	170,000	168,053
3.00% Sr. Unsec. Nts., 6/15/23	1,889,000	1,810,953
4.00% Sr. Unsec. Nts., 6/1/25	1,156,000	1,122,081
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	1,354,000	1,385,202
Crown Castle International Corp., 3.65% Sr. Unsec. Nts., 9/1/27	1,156,000	1,065,142
Digital Realty Trust LP:
3.40% Sr. Unsec. Nts., 10/1/20	208,000	207,327
5.875% Sr. Unsec. Nts., 2/1/20	860,000	878,681
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	2,252,000	2,299,855
VEREIT Operating Partnership LP:
3.00% Sr. Unsec. Nts., 2/6/19	859,000	858,588
4.625% Sr. Unsec. Nts., 11/1/25	2,195,000	2,175,608
		11,971,490

Health Care—1.8%
Biotechnology—0.4%
AbbVie, Inc.:
3.75% Sr. Unsec. Nts., 11/14/23	2,200,000	2,167,389
4.25% Sr. Unsec. Nts., 11/14/28	1,633,000	1,568,912
Amgen, Inc., 4.563% Sr. Unsec. Nts., 6/15/48	827,000	771,502
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	599,000	602,268
Celgene Corp., 3.875% Sr. Unsec. Nts., 8/15/25	1,384,000	1,330,085
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	983,000	948,742
Shire Acquisitions Investments Ireland DAC, 2.40% Sr. Unsec. Nts., 9/23/21	2,299,000	2,205,382
		9,594,280

Health Care Equipment & Supplies—0.1%
Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20	1,442,000	1,415,826
3.70% Sr. Unsec. Nts., 6/6/27	1,806,000	1,686,676
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[4]	89,000	84,995
		3,187,497

Health Care Providers & Services—0.6%
Cigna Corp., 5.125% Sr. Unsec. Nts., 6/15/20	2,090,000	2,141,487
CVS Health Corp.:
2.125% Sr. Unsec. Nts., 6/1/21	2,440,000	2,344,219
5.05% Sr. Unsec. Nts., 3/25/48	2,113,000	2,054,508
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[4]	3,044,000	3,182,046
Halfmoon Parent, Inc.:
3.75% Sr. Sec. Nts., 7/15/23[4]	1,710,000	1,688,798

23 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care Providers & Services (Continued)
Halfmoon Parent, Inc.: (Continued) 4.375% Sr. Sec. Nts., 10/15/28[4]	$1,106,000	$1,088,177
McKesson Corp., 3.65% Sr. Unsec. Nts., 11/30/20	1,961,000	1,960,011
		14,459,246

Life Sciences Tools & Services—0.2%
IQVIA, Inc., 5.00% Sr. Unsec. Nts., 10/15/26[4]	2,151,000	2,078,404
Life Technologies Corp., 6.00% Sr. Unsec. Nts., 3/1/20	1,799,000	1,850,505
Thermo Fisher Scientific, Inc., 4.15% Sr. Unsec. Nts., 2/1/24	904,000	909,151
		4,838,060

Pharmaceuticals—0.5%
Allergan Funding SCS, 3.00% Sr. Unsec. Nts., 3/12/20	2,382,000	2,367,439
Bayer US Finance II LLC:
3.875% Sr. Unsec. Nts., 12/15/23[4]	2,244,000	2,194,208
4.375% Sr. Unsec. Nts., 12/15/28[4]	1,624,000	1,561,072
Elanco Animal Health, Inc., 4.90% Sr. Unsec. Nts., 8/28/28[4]	974,000	982,121
Mylan NV, 3.15% Sr. Unsec. Nts., 6/15/21	2,165,000	2,115,095
Takeda Pharmaceutical Co. Ltd.:
4.00% Sr. Unsec. Nts., 11/26/21[4]	1,918,000	1,926,644
5.00% Sr. Unsec. Nts., 11/26/28[4]	1,097,000	1,110,706
		12,257,285

Industrials—1.3%
Aerospace & Defense—0.3%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[4]	1,889,000	1,857,605
Huntington Ingalls Industries, Inc., 3.483% Sr. Unsec. Nts., 12/1/27	1,304,000	1,201,766
L3 Technologies, Inc., 3.85% Sr. Unsec. Nts., 6/15/23	2,257,000	2,240,436
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	1,295,000	1,299,827
United Technologies Corp.:
3.35% Sr. Unsec. Nts., 8/16/21	548,000	546,789
3.95% Sr. Unsec. Nts., 8/16/25	1,370,000	1,355,838
		8,502,261

Air Freight & Couriers—0.0%
CH Robinson Worldwide, Inc., 4.20% Sr. Unsec. Nts., 4/15/28	1,170,000	1,149,425

Building Products—0.2%
Allegion US Holding Co., Inc., 3.55% Sec. Nts., 10/1/27	1,951,000	1,779,489
Fortune Brands Home & Security, Inc., 4.00% Sr. Unsec. Nts., 9/21/23	2,100,000	2,089,062
		3,868,551

Electrical Equipment—0.1%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[4]	2,231,000	2,194,746

Industrial Conglomerates—0.1%
GE Capital International Funding Co. Unlimited Co., 3.373% Sr. Unsec. Nts., 11/15/25	735,000	635,680

24 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Industrial Conglomerates (Continued)
Roper Technologies, Inc., 3.65% Sr. Unsec. Nts., 9/15/23	$2,215,000	$2,184,951
		2,820,631

Machinery—0.1%
Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19	274,000	271,805
Nvent Finance Sarl, 4.55% Sr. Unsec. Nts., 4/15/28	1,210,000	1,171,570
		1,443,375

Professional Services—0.1%
IHS Markit Ltd., 4.125% Sr. Unsec. Nts., 8/1/23	1,409,000	1,394,699

Road & Rail—0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[4]	1,940,000	1,794,928
Ryder System, Inc.:
3.50% Sr. Unsec. Nts., 6/1/21	530,000	527,575
3.75% Sr. Unsec. Nts., 6/9/23	2,251,000	2,231,090
		4,553,593

Trading Companies & Distributors—0.2%
Air Lease Corp.:
3.25% Sr. Unsec. Nts., 3/1/25	737,000	679,754
3.625% Sr. Unsec. Nts., 4/1/27	763,000	683,474
GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28	1,940,000	1,778,561
United Rentals North America, Inc., 4.625% Sr. Unsec. Nts., 10/15/25	1,228,000	1,140,137
		4,281,926

Information Technology—1.2%
Communications Equipment—0.1%
Motorola Solutions, Inc., 4.60% Sr. Unsec. Nts., 2/23/28	1,747,000	1,686,275

Electronic Equipment, Instruments, & Components—0.1%
Arrow Electronics, Inc., 3.875% Sr. Unsec. Nts., 1/12/28	1,701,000	1,556,279
CDW LLC/CDW Finance Corp., 5.50% Sr. Unsec. Nts., 12/1/24	368,000	369,380
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	1,745,000	1,647,733
		3,573,392

IT Services—0.3%
DXC Technology Co.:
2.875% Sr. Unsec. Nts., 3/27/20	1,678,000	1,663,604
4.75% Sr. Unsec. Nts., 4/15/27	1,687,000	1,656,431
Fidelity National Information Services, Inc., 4.25% Sr. Unsec. Nts., 5/15/28	1,166,000	1,144,974
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	1,285,000	1,230,387
5.25% Sr. Unsec. Nts., 4/1/25	710,000	716,212
		6,411,608

25 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Semiconductors & Semiconductor Equipment—0.2%
Intel Corp., 3.734% Sr. Unsec. Nts., 12/8/47	$676,000	$603,056
Microchip Technology, Inc., 3.922% Sr. Sec. Nts., 6/1/21[4]	2,288,000	2,257,486
NXP BV/NXP Funding LLC, 4.125% Sr. Unsec. Nts., 6/1/21[4]	2,080,000	2,060,698
		4,921,240

Software—0.3%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	708,000	701,788
Dell International LLC/EMC Corp.:
4.42% Sr. Sec. Nts., 6/15/21[4]	1,975,000	1,978,274
6.02% Sr. Sec. Nts., 6/15/26[4]	1,460,000	1,478,691
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[4]	1,538,000	1,568,760
Oracle Corp., 2.95% Sr. Unsec. Nts., 5/15/25	1,440,000	1,370,674
VMware, Inc.:
2.30% Sr. Unsec. Nts., 8/21/20	431,000	419,727
3.90% Sr. Unsec. Nts., 8/21/27	1,151,000	1,031,156
		8,549,070

Technology Hardware, Storage & Peripherals—0.2%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	1,407,000	1,394,425
Hewlett Packard Enterprise Co., 3.60% Sr. Unsec. Nts., 10/15/20	2,356,000	2,355,361
		3,749,786

Materials—1.2%
Chemicals—0.6%
Dow Chemical Co. (The), 4.55% Sr. Unsec. Nts., 11/30/25[4]	1,419,000	1,423,842
DowDuPont, Inc.:
3.766% Sr. Unsec. Nts., 11/15/20	1,915,000	1,925,006
5.419% Sr. Unsec. Nts., 11/15/48	863,000	884,706
Eastman Chemical Co., 3.50% Sr. Unsec. Nts., 12/1/21	889,000	886,335
LyondellBasell Industries NV, 5.00% Sr. Unsec. Nts., 4/15/19	1,750,000	1,753,018
Nutrien Ltd.:
3.375% Sr. Unsec. Nts., 3/15/25	1,958,000	1,830,081
4.875% Sr. Unsec. Nts., 3/30/20	304,000	309,158
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	2,001,000	2,006,003
RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22	1,882,000	1,843,198
3.75% Sr. Unsec. Nts., 3/15/27	200,000	187,284
6.125% Sr. Unsec. Nts., 10/15/19	1,261,000	1,289,954
Yara International ASA, 4.75% Sr. Unsec. Nts., 6/1/28[4]	1,530,000	1,509,503
		15,848,088

Construction Materials—0.1%
James Hardie International Finance DAC, 4.75% Sr. Unsec. Nts., 1/15/25[4]	1,430,000	1,328,112
Martin Marietta Materials, Inc., 3.50% Sr. Unsec. Nts., 12/15/27	1,177,000	1,069,842
		2,397,954

26 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Containers & Packaging—0.2%
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	$525,000	$512,408
4.50% Sr. Unsec. Nts., 11/1/23	1,744,000	1,782,843
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25	1,855,000	1,752,975
		4,048,226

Metals & Mining—0.2%
Anglo American Capital plc:
3.625% Sr. Unsec. Nts., 9/11/24[4]	582,000	548,307
4.00% Sr. Unsec. Nts., 9/11/27[4]	1,010,000	911,343
ArcelorMittal, 6.125% Sr. Unsec. Nts., 6/1/25	2,055,000	2,162,405
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	662,000	659,150
Steel Dynamics, Inc., 4.125% Sr. Unsec. Nts., 9/15/25	1,626,000	1,502,018
		5,783,223

Paper & Forest Products—0.1%
Georgia-Pacific LLC, 3.734% Sr. Unsec. Nts., 7/15/23[4]	448,000	448,069
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	1,231,000	1,203,302
		1,651,371

Telecommunication Services—1.0%
Diversified Telecommunication Services—0.6%
AT&T, Inc.:
4.30% Sr. Unsec. Nts., 2/15/30	1,849,000	1,726,647
4.35% Sr. Unsec. Nts., 6/15/45	1,843,000	1,513,843
4.50% Sr. Unsec. Nts., 3/9/48	980,000	818,267
British Telecommunications plc:
4.50% Sr. Unsec. Nts., 12/4/23	1,377,000	1,379,791
9.625% Sr. Unsec. Nts., 12/15/30	1,965,000	2,667,880
Deutsche Telekom International Finance BV, 4.375% Sr. Unsec. Nts., 6/21/28[4]	1,079,000	1,060,100
Telefonica Emisiones SAU:
4.103% Sr. Unsec. Nts., 3/8/27	657,000	623,576
5.213% Sr. Unsec. Nts., 3/8/47	818,000	745,180
T-Mobile USA, Inc., 6.50% Sr. Unsec. Nts., 1/15/26	2,159,000	2,245,360
Verizon Communications, Inc.:
4.125% Sr. Unsec. Nts., 8/15/46	952,000	824,218
4.522% Sr. Unsec. Nts., 9/15/48	1,317,000	1,211,879
		14,816,741

Wireless Telecommunication Services—0.4%
United States Cellular Corp., 6.70% Sr. Unsec. Nts., 12/15/33	5,998,000	6,042,266
Vodafone Group plc:
3.75% Sr. Unsec. Nts., 1/16/24	2,269,000	2,214,133
4.375% Sr. Unsec. Nts., 5/30/28	1,147,000	1,103,386
		9,359,785

27 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Utilities—1.2%
Electric Utilities—0.8%
AEP Texas, Inc., 3.95% Sr. Unsec. Nts., 6/1/28[4]	$1,166,000	$1,150,511
Duke Energy Corp.:
3.15% Sr. Unsec. Nts., 8/15/27	1,179,000	1,084,546
3.75% Sr. Unsec. Nts., 9/1/46	470,000	396,543
Edison International:
2.125% Sr. Unsec. Nts., 4/15/20	868,000	842,520
2.95% Sr. Unsec. Nts., 3/15/23	1,392,000	1,319,333
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[4]	1,587,000	1,500,670
Electricite de France SA, 4.50% Sr. Unsec. Nts., 9/21/28[4]	1,129,000	1,080,306
Emera US Finance LP, 2.70% Sr. Unsec. Nts., 6/15/21	1,206,000	1,168,912
Exelon Corp.:
2.45% Sr. Unsec. Nts., 4/15/21	1,131,000	1,099,273
4.45% Sr. Unsec. Nts., 4/15/46	644,000	601,227
FirstEnergy Corp., 3.90% Sr. Unsec. Nts., 7/15/27	1,265,000	1,213,354
Indiana Michigan Power Co., 4.25% Sr. Unsec. Nts., 8/15/48	533,000	511,148
Mid-Atlantic Interstate Transmission LLC, 4.10% Sr. Unsec. Nts., 5/15/28[4]	1,162,000	1,127,016
NextEra Energy Operating Partners LP, 4.25% Sr. Unsec. Nts., 9/15/24[4]	193,000	182,626
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	368,000	376,283
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[4]	2,159,000	2,226,177
TECO Finance, Inc., 5.15% Sr. Unsec. Nts., 3/15/20	1,086,000	1,107,967
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[4]	1,321,000	1,305,070
		18,293,482

Multi-Utilities—0.4%
Black Hills Corp., 2.50% Sr. Unsec. Nts., 1/11/19	1,228,000	1,226,890
CenterPoint Energy Resources Corp., 4.50% Sr. Unsec. Nts., 1/15/21	820,000	830,356
CenterPoint Energy, Inc.:
3.60% Sr. Unsec. Nts., 11/1/21	1,366,000	1,361,290
4.25% Sr. Unsec. Nts., 11/1/28	1,153,000	1,143,476
Dominion Energy, Inc.:
2.579% Jr. Sub. Nts., 7/1/20	2,122,000	2,087,607
4.90% Sr. Unsec. Nts., 8/1/41	857,000	846,120
Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	1,897,000	1,864,180
		9,359,919
Total Non-Convertible Corporate Bonds and Notes (Cost $581,508,682)		567,191,923

Corporate Loans—4.0%
Axalta Coating Systems US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.136% [LIBOR4+175], 6/1/24[3]	18,640,155	18,379,939
Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.136% [LIBOR4+175], 10/6/23[3]	17,000,000	16,968,125
Hilton Worldwide Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.065% [LIBOR12+175], 10/25/23[3]	11,840,089	11,742,230

28 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Corporate Loans (Continued)
Live Nation Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.125% [LIBOR4+175], 10/31/23[3]	$12,600,000	$12,573,792
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.568% [LIBOR12+325], 10/25/20[3]	3,225,345	2,808,292
TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche F, 4.845%-4.845% [LIBOR12+250], 6/9/23[3]	5,880,600	5,746,198
Tranche G, 4.845%-4.845% [LIBOR4+250], 8/22/24[3]	14,850,188	14,497,496
Vistra Operations Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.552% [LIBOR12+225], 12/14/23[3]	13,478,811	13,352,515
Total Corporate Loans (Cost $97,648,948)		96,068,587

Event-Linked Bonds—1.4%
Acorn Re Ltd. Catastrophe Linked Nts., 4.986% [US0003M+275], 11/10/21[3,14]	2,250,000	2,239,312
Akibare Re Ltd.:
4.296% [US0003M+190], 4/7/22[3,4]	250,000	249,012
4.781% [US0006M+234], 4/7/20[3,4]	2,250,000	2,227,500
Alamo Re Ltd. Catastrophe Linked Nts., 5.61% [T-BILL 1MO+325], 6/7/21[3,4]	1,375,000	1,374,381
Aozora Re Ltd. Catastrophe Linked Nts., 4.323% [US0006M+200], 4/7/21[3,4]	2,250,000	2,245,612
Azzurro RE I DAC Catastrophe Linked Nts., 2.15% [EUR003M+215], 1/16/19[3,4]	2,250,000	2,538,055
Cranberry Re Ltd. Catastrophe Linked Nts., 4.458% [US0006M+200], 7/13/20[3,4]	2,250,000	2,248,312
Golden State Re II Ltd. Catastrophe Linked Nts., 4.56% [T-BILL 3MO+220], 1/8/19[3,4]	2,250,000	2,256,188
International Bank for Reconstruction & Development:
4.916% [US0003M+250], 2/15/21[3,13,14]	2,500,000	2,494,125
5.416% [US0003M+300], 2/15/21[3,4,13]	2,083,000	2,081,854
Kizuna Re II Ltd. Catastrophe Linked Nts., 4.235% [T-BILL 3MO+187.5], 4/11/23[3,14]	300,000	301,575
Long Point Re III Ltd. Catastrophe Linked Nts., 5.11% [T-BILL 3MO+275], 6/1/22[3,4]	2,250,000	2,250,563
Manatee Re II Ltd. Catastrophe Linked Nts., 6.613% [T-BILL 3MO+425], 6/7/21[3,4]	2,000,000	2,003,500
Merna Re Ltd.:
4.363% [T-BILL 3MO+200], 4/8/20[3,4]	750,000	752,888
4.363% [T-BILL 3MO+200], 4/8/21[3,14]	1,100,000	1,104,125
4.613% [T-BILL 3MO+225], 4/8/19[3,4]	250,000	249,638
Nakama Re Ltd. Catastrophe Linked Nts., 4.429% [US0006M+220], 10/13/21[3,14]	2,250,000	2,267,438
Pelican IV Re Ltd. Catastrophe Linked Nts., 4.539% [US0003M+225], 5/7/21[3,4]	2,250,000	2,248,763
SD Re Ltd. Catastrophe Linked Nts., 6.276% [US0003M+400], 10/19/21[3,4]	1,500,000	1,497,375
Total Event-Linked Bonds (Cost $32,831,544)		32,630,216

29 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Structured Securities—0.6%
Toronto-Dominion Bank (The), Enterprise Products Partners LP
Equity Linked Nts., 5/30/19-11/20/19 (Cost $13,963,967)	13,944,000	$13,526,279

		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)
Exchange-Traded Options Purchased—0.1%
S&P 500 Index Call[1]	USD	2,960.000	12/21/18	USD 84,737	USD 0	[15]	27,630
S&P 500 Index Call[1]	USD	2,795.000	1/18/19	USD 41,403	USD 0	[15]	622,500
S&P 500 Index Call[1]	USD	2,840.000	2/15/19	USD 112,615	USD 0	[15]	1,570,800

Total Exchange-Traded Options Purchased (Cost $3,410,871)							2,220,930

Counter- party
Over-the-Counter Option Purchased—0.0%
CNH Currency Put[1] (Cost $1,044,786)	GSCO-OT	CNH6.869	8/27/19	CNH 512,000	CNH 275,000	1,239,425

		Pay/Receive					Notional
		Floating	Floating	Fixed	Expiration		Amount
		Rate	Rate	Rate	Date		(000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.2%
Interest
Rate Swap			Six-Month
maturing			JPY BBA
1/28/31 Call[1]	GSCOI	Receive	LIBOR	0.523%	1/26/21	JPY	1,744,000	129,741
Interest
Rate Swap			Three-
maturing			Month USD
12/16/30 Call[1]	BAC	Receive	BBA LIBOR	2.619	12/14/20	USD	30,000	1,713,670
Interest
Rate Swap			Six-Month
maturing			JPY BBA
4/30/31 Call[1]	GSCOI	Receive	LIBOR	0.485	4/27/21	JPY	5,250,000	519,339
Interest
Rate Swap			Three-
maturing			Month USD
9/29/31 Call[1]	MSCO	Receive	BBA LIBOR	3.253	10/21/21	USD	63,450	2,204,466
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost
$4,730,939)								4,567,216

	Shares
Investment Companies—16.0%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.17%[16,17]	44,415,399	44,415,399
Oppenheimer Master Loan Fund, LLC[16]	15,497,138	267,593,537
Oppenheimer Ultra-Short Duration Fund, Cl. Y16	9,411,763	46,964,697

30 OPPENHEIMER CAPITAL INCOME FUND

	Shares	Value
Investment Companies (Continued)
SPDR Gold Trust Exchange Traded Fund[1,18]	215,700	$24,921,978

Total Investment Companies (Cost $400,037,891)		383,895,611
Total Investments, at Value (Cost $2,762,410,900)	111.3%	2,675,859,577
Net Other Assets (Liabilities)	(11.3)	(270,785,455)
Net Assets	100.0%	$2,405,074,122

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $1,275,000. See Note 6 of the accompanying Consolidated Notes.

3. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $274,887,352 or 11.43% of the Fund’s net assets at period end.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

These securities amount to $10,946,327 or 0.46% of the Fund’s net assets at period end.

6. Interest rate is less than 0.0005%.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

These securities amount to $63,796 or less than 0.005% of the Fund’s net assets at period end.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

9. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

10. All or a portion of the security position has been pledged for collateral in association with forward roll transaction.

11. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $2,372,033. See Note 6 of the accompanying Consolidated Notes.

12. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

13. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $7,303,983 or 0.30% of the Fund’s net assets at period end.

14. Restricted security. The aggregate value of restricted securities at period end was $10,311,196, which represents 0.43% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

31 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

				Unrealized
	Acquisition			Appreciation/
Security	Dates	Cost	Value	(Depreciation)

Acorn Re Ltd. Catastrophe Linked Nts., 4.986% [US0003M+275], 11/10/21	7/3/18-8/15/18	$2,250,229	$2,239,312	$(10,917)
International Bank for Reconstruction & Development Catastrophe Linked Nts., 4.916% [US0003M+250], 2/15/21	5/29/18	2,507,217	2,494,125	(13,092)
Kizuna Re II Ltd. Catastrophe Linked Nts., 4.235% [T-BILL 3MO+187.5], 4/11/23	11/1/18	302,365	301,575	(790)
Lloyds Banking Group plc, 6.657% [US0003M+127] Jr. Sub. Perpetual Bonds	6/20/14-10/24/14	2,157,261	1,904,621	(252,640)
Merna Re Ltd. Catastrophe Linked Nts., 4.363% [T-BILL 3MO+200], 4/8/21	6/18/18-7/31/18	1,105,177	1,104,125	(1,052)
Nakama Re Ltd. Catastrophe Linked Nts., 4.429% [US0006M+220], 10/13/21	7/19/18	2,283,236	2,267,438	(15,798)

		$10,605,485	$10,311,196	$(294,289)

15. Number of contracts are less than 500.

16. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares					Shares
	August 31,	Gross		Gross		November 30,
	2018	Additions		Reductions		2018

Investment Company
Oppenheimer Institutional
Government Money Market Fund, Cl. E	49,969,794	188,427,284		193,981,679		44,415,399
Oppenheimer Master Loan Fund, LLC	15,497,138	—		—		15,497,138
Oppenheimer Ultra-Short Duration Fund, Cl. Y	27,727,533	29,602,230		47,918,000		9,411,763

						Change in
				Realized		Unrealized
	Value	Income		Gain (Loss)		Gain (Loss)

Investment Company
Oppenheimer Institutional
Government Money Market Fund, Cl. E	$44,415,399	$229,699		$—		$—
Oppenheimer Master Loan Fund, LLC	267,593,537	4,178,397	[a]	2,175,527	[a]	(8,505,834)	[a]
Oppenheimer Ultra-Short Duration Fund, Cl. Y	46,964,697	570,888		(10,268)		(83,572)

Total	$358,973,633	$4,978,984		$2,165,259		$(8,589,406)

  a. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

32 OPPENHEIMER CAPITAL INCOME FUND

Footnotes to Consolidated Statement of Investments (Continued)

17. Rate shown is the 7-day yield at period end.

18. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Forward Currency Exchange Contracts as of November 30, 2018
Counter	Settlement		Currency		Currency Sold	Unrealized	Unrealized
-party	Month(s)		Purchased (000’s)		(000’s)	Appreciation	Depreciation

CITNA-B	01/2019	USD	12,928	COP	39,000,000	$895,992	$—
DEU	01/2019	USD	14,290	CAD	18,420	409,418	—
GSCO-OT	11/2019	USD	37,832	CNH	264,760	—	6,391
JPM	01/2019	USD	2,610	EUR	2,250	51,244	—

Total Unrealized Appreciation and Depreciation						$1,356,654	$6,391

Futures Contracts as of November 30, 2018
						Unrealized
		Expiration	Number	Notional		Appreciation/
Description	Buy/Sell	Date	of Contracts	(000’s)	Value	(Depreciation)

Euro-BONO	Sell	12/6/18	70	EUR 11,516	$11,519,344	$(3,758)
Euro-BTP	Sell	12/6/18	176	EUR 24,770	24,818,530	(48,054)
Euro-BUND	Buy	12/10/18	243	EUR 43,958	44,439,702	482,036
Euro-OAT	Sell	12/6/18	70	EUR 12,047	12,131,923	(84,873)
S&P MID 400
E-Mini Index	Buy	12/21/18	122	USD 25,055	22,929,900	(2,124,913)
United States
Treasury Long
Bonds	Buy	3/20/19	65	USD 9,066	9,093,906	27,687
United States
Treasury Nts., 10 yr.	Sell	3/20/19	2,228	USD 265,277	266,141,563	(864,303)
United states
Treasury Nts., 2 yr.	Sell	3/29/19	291	USD 61,381	61,396,453	(15,712)
United States
Treasury Nts., 5 yr.	Sell	3/29/19	216	USD 24,363	24,399,563	(36,435)
United States Ultra
Bonds	Buy	3/20/19	416	USD 63,334	63,401,000	66,790

						$(2,601,535)

Centrally Cleared Credit Default Swaps at November 30, 2018
				Notional	Premiums		Unrealized
	Buy/Sell	Fixed	Maturity	Amount	Received/		Appreciation/
Reference Asset	Protection	Rate	Date	(000’s)	(Paid)	Value	(Depreciation)

CDX.HY.29	Buy	5.000%	12/20/22	USD 1,500	$112,100	$(97,650)	$14,450
CDX.HY.30	Buy	5.000	6/20/23	USD 19,500	1,326,433	(1,213,641)	112,792
CDX.IG.23	Sell	1.000	12/20/19	USD 25,000	(177,124)	227,073	49,949
CDX.IG.25	Sell	1.000	12/20/20	USD 4,800	(50,881)	67,747	16,866
CDX.IG.26	Sell	1.000	6/20/21	USD 6,400	(86,068)	104,582	18,514
CDX.IG.30	Sell	1.000	6/20/23	USD 900	(16,005)	13,602	(2,403)
CDX.IG.30	Sell	1.000	6/20/23	USD 4,900	(87,539)	74,056	(13,483)
CDX.NA.HY.21	Buy	5.000	12/20/18	USD 14,229	881,408	(174,583)	706,825
CDX.NA.HY.25	Buy	5.000	12/20/20	USD 6,480	339,840	(385,741)	(45,901)

33 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Credit Default Swaps (Continued)
				Notional	Premiums		Unrealized
	Buy/Sell	Fixed	Maturity	Amount	Received/		Appreciation/
Reference Asset	Protection	Rate	Date	(000’s)	(Paid)	Value	(Depreciation)

Federation of Malayasia	Buy	1.000%	12/20/22	USD 33,400	$495,512	$(228,791)	$266,721
Federation of Malayasia	Buy	1.000	12/20/22	USD 50,000	720,077	(342,501)	377,576
iTraxx.Main.27	Buy	1.000	6/20/22	EUR 32,500	775,487	(722,958)	52,529
iTraxx.Main.28	Buy	1.000	12/20/22	EUR 1,900	54,835	(38,562)	16,273
iTraxx.Main.29	Buy	1.000	6/20/23	EUR 2,400	45,742	(41,568)	4,174
The Neiman Marcus Group LLC	Buy	5.000	12/20/20	USD 3,095	179,341	473,830	653,171

Total Centrally Cleared Credit Default Swaps					$4,513,158	$(2,285,105)	$2,228,053

Over-the-Counter Credit Default Swaps at November 30, 2018
					Notional	Premiums		Unrealized
Reference	Counter-	Buy/Sell	Fixed	Maturity	Amount	Received/		Appreciation/
Asset	party	Protection	Rate	Date	(000’s)	(Paid)	Value	(Depreciation)

BNP Paribas	GSCOI	Buy	1.000%	12/20/23	EUR 15,700	$(410,573)	$490,850	$80,277
CDX.NA.HY.21	CITNA-B	Sell	5.000	12/20/18	USD 1,543	861,248	13,620	874,868
CDX.NA.HY.21	GSCOI	Sell	5.000	12/20/18	USD 469	256,347	4,140	260,487
CDX.NA.HY.25	GSCOI	Sell	5.000	12/20/20	USD 1,975	1,310,769	(424,062)	886,707

Total Over-the-Counter Credit Default Swaps						$2,017,791	$84,548	$2,102,339

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

	Total Maximum
	Potential Payments for		Reference
Type of Reference Asset on which	Selling Credit Protection	Amount	Asset Rating
the Fund Sold Protection	(Undiscounted)	Recoverable*	Range**

Investment Grade Corporate
Debt Indexes	$5,800,000	$—	BBB to BBB-
Non-Investment Grade Corporate
Debt Indexes	40,186,963	20,709,000	B to BB

Total	$45,986,963	$20,709,000

* Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
JPM	JPMorgan Chase Bank NA

34 OPPENHEIMER CAPITAL INCOME FUND

Counterparty Abbreviations (Continued)
MSCO	Morgan Stanley Capital Services, Inc.

Currency abbreviations indicate amounts reporting in currencies
CAD	Canadian Dollar
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
EUR	Euro
JPY	Japanese Yen

Definitions
BBA LIBOR	British Bankers’ Association London — Interbank Offered Rate
BONO	Spanish Government Bonds
BTP	Italian Treasury Bonds
BUND	German Federal Obligation
CDX.IG.23	Markit CDX Investment Grade Index
CDX.IG.25	Markit CDX Investment Grade Index
CDX.IG.26	Markit CDX Investment Grade Index
CDX.IG.30	Markit CDX Investment Grade Index
CDX.HY.29	Markit CDX High Yield Index
CDX.HY.30	Markit CDX High Yield Index
CDX.NA.HY.21	Markit CDX North American High Yield
CDX.NA.HY.25	Markit CDX North American High Yield
EUR003M	EURIBOR 3 Month ACT/360
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
iTraxx.Main.27	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx.Main.28	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx.Main.29	Credit Default Swap Trading Index for a Specific Basket of Securities
LIBOR01M	ICE LIBOR USD 1 Month
LIBOR03M	ICE LIBOR USD 3 Month
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR12	London Interbank Offered Rate-Monthly
OAT	French Government Bonds
S&P	Standard & Poor’s
T-BILL 1MO	US Treasury Bill 3 Month
T-BILL 3MO	US Treasury Bill 3 Month
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
US0006M	ICE LIBOR USD 6 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

35 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS November 30, 2018 Unaudited

1. Organization

Oppenheimer Capital Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Capital Income Fund Cayman Ltd. (the “Subsidiary”), which is wholly-owned and controlled by the Fund. The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

At period end, the Fund owned 10,507 shares with net assets of $24,922,287 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

36 OPPENHEIMER CAPITAL INCOME FUND

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are

37 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

38 OPPENHEIMER CAPITAL INCOME FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$72,255,999	$—	$—	$72,255,999
Consumer Staples	69,264,559	—	—	69,264,559
Energy	59,230,654	—	—	59,230,654
Financials	140,662,062	5,726,448	—	146,388,510
Health Care	139,861,580	9,775,349	—	149,636,929
Industrials	101,769,698	—	—	101,769,698
Information Technology	89,175,087	—	—	89,175,087
Materials	39,415,702	—	—	39,415,702
Telecommunication Services	18,970,347	—	—	18,970,347
Utilities	41,670,336	—	—	41,670,336
Preferred Stocks	29,854,550	6,360,275	—	36,214,825
Asset-Backed Securities	—	262,897,974	—	262,897,974
Mortgage-Backed Obligations	—	483,121,509	—	483,121,509
U.S. Government Obligation	—	4,507,261	—	4,507,261
Non-Convertible Corporate Bonds and Notes	—	567,191,923	—	567,191,923
Corporate Loans	—	96,068,587	—	96,068,587
Event-Linked Bonds	—	32,630,216	—	32,630,216
Structured Securities	—	13,526,279	—	13,526,279
Exchange-Traded Options Purchased	2,220,930	—	—	2,220,930
Over-the-Counter Option Purchased	—	1,239,425	—	1,239,425
Over-the-Counter Interest Rate
Swaptions Purchased	—	4,567,216	—	4,567,216
Investment Companies	116,302,074	267,593,537	—	383,895,611

Total Investments, at Value	920,653,578	1,755,205,999	—	2,675,859,577
Other Financial Instruments:
Swaps, at value	—	508,610	—	508,610
Centrally cleared swaps, at value	—	960,890	—	960,890
Futures contracts	576,513	—	—	576,513
Forward currency exchange contracts	—	1,356,654	—	1,356,654

Total Assets	$921,230,091	$1,758,032,153	$—	$2,679,262,244

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(424,062)	$—	$(424,062)
Centrally cleared swaps, at value	—	(3,245,995)	—	(3,245,995)
Futures contracts	(3,178,048)	—	—	(3,178,048)
Forward currency exchange contracts	—	(6,391)	—	(6,391)

Total Liabilities	$(3,178,048)	$(3,676,448)	$—	$(6,854,496)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above

39 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s

40 OPPENHEIMER CAPITAL INCOME FUND

4. Investments and Risks (Continued)

expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 24.3% of the Master Fund at period end.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

When investing in loans, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of

41 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

both the borrower and the institution selling the participation to the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$347,925,390
Sold securities	62,256,874

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the

42 OPPENHEIMER CAPITAL INCOME FUND

4. Investments and Risks (Continued)

counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the counterparty pledged $1,633,235 of collateral to the Fund for forward roll transactions.

At period end, the Fund pledged $278,595 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the

43 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

44 OPPENHEIMER CAPITAL INCOME FUND

6. Use of Derivatives (Continued)

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $3,966,346 and $70,177,368, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement

45 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $139,988,584 and $601,947,720 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A

46 OPPENHEIMER CAPITAL INCOME FUND

6. Use of Derivatives (Continued)

purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $2,368,447 and $1,188,481 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

During the period, the Fund had no written options outstanding.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation

47 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

(depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that

48 OPPENHEIMER CAPITAL INCOME FUND

6. Use of Derivatives (Continued)

are either unavailable or considered to be less attractive in the bond market.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $174,843,752 and $45,986,963 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $4,912,726 on purchased swaptions.

49 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

During the period, the Fund had no written swaption contracts outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $7,301,655.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing,

50 OPPENHEIMER CAPITAL INCOME FUND

6. Use of Derivatives (Continued)

and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019,

51 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

7. Pending Acquisition (Continued)

the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

52 OPPENHEIMER CAPITAL INCOME FUND

Item 2. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/18/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/18/2019

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	1/18/2019